Filed with the Securities and Exchange Commission on December 10, 2021

1933 Act Registration File No. 033-20827

1940 Act Registration File No. 811-05518

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	285	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	290	[	X	]

(Check Appropriate Box or Boxes)

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (609) 731-6256

Copies to:

SALVATORE FAIA	MICHAEL P. MALLOY, ESQUIRE
The RBB Fund, Inc.	Faegre Drinker Biddle & Reath LLP
615 East Michigan Street	One Logan Square, Suite 2000
Milwaukee, Wisconsin 53202-5207	Philadelphia, Pennsylvania 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

[		]	immediately upon filing pursuant to paragraph (b)
[		]	on (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on [ ] pursuant to paragraph (a)(1)
[	X	]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

dated December 10, 2021

Motley Fool Global Opportunities ETF

(Cboe BZX: TMFG)

Motley Fool Mid-Cap Growth ETF

(CBOE BZX: TMFM)

Each a series of The RBB Fund, Inc.

2000 Duke Street

Suite 275

Alexandria, VA 22314

The SEC has not approved or disapproved each Fund’s shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Motley Fool Global Opportunities ETF	1
Summary Section	2
Motley Fool Mid-Cap Growth ETF	9
Summary Section	10
Additional Information about the Funds	17
Management of the Funds	29
How to Buy and Sell Shares	31
Dividends, Distributions, and Taxes	32
Distribution	35
Additional Considerations	36
Financial Highlights	37

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Motley Fool Global Opportunities ETF or the Motley Fool Mid-Cap Growth ETF (each a “Fund” and together, the “Funds”) or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION

Motley Fool Global Opportunities ETF

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MOTLEY FOOL GLOBAL OPPORTUNITIES ETF

SUMMARY SECTION

Investment Objective

The investment objective of the Motley Fool Global Opportunities ETF (“Global Opportunities Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Opportunities Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Global Opportunities Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Global Opportunities Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Global Opportunities Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Global Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Global Opportunities Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunities Fund’s performance. For the fiscal year ended August 31, 2021, the Predecessor Fund’s (defined below) portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Global Opportunities Fund is an actively-managed exchange-traded fund (“ETF”), and pursues its investment objective by using a quality growth investing style. The Global Opportunities Fund invests in a focused portfolio of the common stocks of high-quality U.S. companies and the common stocks and depositary receipts (including unsponsored depositary receipts) of high-quality companies that are organized under the laws of other countries around the world.

The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States. The Global Opportunities Fund seeks to stay fully invested and does not attempt to time the market. Although the Global Opportunities Fund does not have market capitalization constraints for its investments, it is expected that investments in the securities of U.S. companies having smaller and middle market capitalizations, which Motley Fool Asset Management, LLC (the “Adviser”) considers to be companies with market capitalizations less than $10 billion, and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Global Opportunities Fund’s investment program. As a result, the Global Opportunities Fund has the freedom to go anywhere to make investments for its shareholders.

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In identifying investments for the Global Opportunities Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Global Opportunities Fund prefers to invest in high-quality businesses when possible. To identify these high quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry, and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Global Opportunities Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Global Opportunities Fund’s investment portfolio is focused, generally composed of between 30 and 50 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of the securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Global Opportunities Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. Currently, the Global Opportunities Fund is significantly invested in the industrials sector, communication services sector, consumer discretionary sector, and information technology sector, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Global Opportunities Fund may also seek to increase its income by lending securities.

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The Global Opportunities Fund has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Global Opportunities Fund’s investments may decrease, which will cause the value of the Global Opportunities Fund’s Shares to decrease. As a result, you may lose money on your investment in the Global Opportunities Fund, and there can be no assurance that the Global Opportunities Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Global Opportunities Fund, regardless of the order in which it appears.  Different risks may be more significant at different times depending on market conditions or other factors.

•	Active Management Risk. The Global Opportunities Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

•	Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Global Opportunities Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

•	Foreign Investments Risk. The Global Opportunities Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, less stringent investor protections, unreliable and untimely information about issuers, and political and economic instability. Foreign securities in which the Global Opportunities Fund invests may be traded in markets that close before the time that the Global Opportunities Fund calculates its NAV. Furthermore, certain foreign securities in which the Global Opportunities Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Global Opportunities Fund does not calculate its NAV. As a result, the value of the Global Opportunities Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Global Opportunities Fund’s shares.

•	Investment Style Risk. The Global Opportunities Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Global Opportunities Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Global Opportunities Fund will underperform the market and its peers over short timeframes.

•	Sector Risk. To the extent the Global Opportunities Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•	Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

•	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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•	Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

•	Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

•	Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Global Opportunities Fund holds securities valued in a foreign currency or hold the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Global Opportunities Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

•	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Global Opportunities Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Global Opportunities Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Global Opportunities Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Global Opportunities Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Global Opportunities Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Global Opportunities Fund or its service providers may adversely impact and cause financial losses to the Global Opportunities Fund or its shareholders. Issuers of securities in which the Global Opportunities Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

•	Depositary Receipts Risk. The Global Opportunities Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Global Opportunities Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

•	Emerging Market Countries Risk. Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Global Opportunities Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging market countries.

•	ETF Risk. The Global Opportunities Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”
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◦	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Global Opportunities Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Global Opportunities Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Global Opportunities Fund Shares trading at a premium or discount to NAV. A diminished market for an ETF's shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

◦	Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

◦	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Global Opportunities Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

•	Securities Lending Risk. The Global Opportunities Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Global Opportunities Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•	Small and Mid-Capitalization Companies Risk. The Global Opportunities Fund invests in securities of companies of all sizes, including those that have relatively small market capitalizations. Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Global Opportunities Fund. The Global Opportunities Fund is adopting the performance of the MFAM Global Opportunities Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Global Opportunities Fund (the “Reorganization”). Prior to the Reorganization, the Global Opportunities Fund had not yet commenced operations. The Global Opportunities Fund’s total net operating expense ratio is lower than the net operating expense ratio of the Predecessor Fund. Returns in the bar chart and table for the Predecessor Fund have not been adjusted.

The Predecessor Fund, a series of The RBB Fund, Inc. that operated as a publicly sold open-end mutual fund, commenced operations on December 21, 2016 by acquiring the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley Fool Funds Trust (the “MFFT Global Predecessor Fund”), in exchange for shares of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the MFFT Global Predecessor Fund, which was also a publicly-sold open-end mutual fund.  The MFFT Global Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Global Opportunities Fund and Predecessor Fund.

The bar chart shows the changes in performance of the Predecessor Fund from year to year. The table illustrates how the Predecessor Fund's average annual total returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Global Opportunities Fund will perform in the future. Updated performance information is available online at www.mfamfunds.com/resources.html.

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Best Quarter: 28.73% in the quarter ended June 30, 2020

Worst Quarter: -17.17% in the quarter ended March 31, 2020

The Predecessor Fund’s year-to-date total return for the nine months ended September 30, 2021 was 10.30%.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2020)

	1 Year	5 Years	Since Inception of Institutional Shares (June 17, 2014)
Return Before Taxes	36.02%	18.22%	13.66%
Return After Taxes on Distributions	34.02%	16.33%	12.17%
Return After Taxes on Distributions and Sale of Fund Shares	22.74%	14.30%	10.71%
FTSE Global All Cap Net Tax Index (reflects no deduction for fees, expenses or taxes)	16.71%	12.60%	8.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund	Start Date with Predecessor Fund or MFFT Global Predecessor Fund
Bryan C. Hinmon, CFA	Chief Investment Officer, Senior Portfolio Manager	2021	2014
Anthony L. Arsta	Lead Portfolio Manager	2021	2009
William S. Barker, CFA	Portfolio Manager	2021	2009
Nathan G. Weisshaar, CFA	Portfolio Manager	2021	2014
Michael J. Olsen, CFA	Portfolio Manager	2021	2020

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Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the "bid-ask spread"). The median bid-ask spread for the Global Opportunities Fund’s most recent fiscal year cannot be provided because the Global Opportunities Fund did not have a sufficient trading history to report trading information and related costs. Recent information, including information on the Global Opportunities Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at www.mfamfunds.com.

The Global Opportunities Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Global Opportunities Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Global Opportunities Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Global Opportunities Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Global Opportunities Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Global Opportunities Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Global Opportunities Fund over another investment. Any such arrangements do not result in increased Global Opportunities Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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SUMMARY SECTION

MOTLEY FOOL MID-CAP GROWTH ETF

9

MOTLEY FOOL MID-CAP GROWTH ETF

SUMMARY SECTION

Investment Objective

The investment objective of the Motley Fool Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid-Cap Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Mid-Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Mid-Cap Growth Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Mid-Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Mid-Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Growth Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid-Cap Growth Fund’s performance. For the fiscal year ended August 31, 2021, the Predecessor Fund’s (defined below) portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Mid-Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) and pursues its investment objective by using a quality growth investing style. The Mid-Cap Growth Fund invests in a focused portfolio of the common stocks of high-quality companies organized in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Mid-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations. For this purpose, Motley Fool Asset Management, LLC (the “Adviser”) currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap® Growth Total Return Index, which is used for the purpose of determining range and not for targeting portfolio management. As of October 31, 2021, the average dollar-weighted market cap of the Russell Midcap Growth Index was approximately $30.5 billion. The median market cap was approximately $13.6 billion and the largest stock included in the index had a market cap of approximately $65.2 billion. Under normal circumstances, the Mid-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market.

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In identifying investments for the Mid-Cap Growth Fund, the Adviser looks for securities of companies that have high quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Mid-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Mid-Cap Growth Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Mid-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Growth Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Mid-Cap Growth Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Mid-Cap Growth Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Mid-Cap Growth Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Growth Fund generally does not invest more than 5% of its net assets in securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Mid-Cap Growth Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Mid-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. Currently, the Mid-Cap Growth Fund is significantly invested in the industrials sector, consumer discretionary sector, health care sector, and information technology sector, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Fund may also seek to increase its income by lending portfolio securities.

The Mid-Cap Growth Fund has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

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Principal Investment Risks

The value of the Mid-Cap Growth Fund’s investments may decrease, which will cause the value of the Mid-Cap Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Mid-Cap Growth Fund, and there can be no assurance that the Mid-Cap Growth Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Mid-Cap Growth Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•	Active Management Risk. The Mid-Cap Growth Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

•	Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Mid-Cap Growth Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

•	Investment Style Risk. The Mid-Cap Growth Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Mid-Cap Growth Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Mid-Cap Growth Fund will underperform the market and its peers over short time frames.

•	Sector Risk. To the extent the Mid-Cap Growth Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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•	Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

•	Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

•	Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

•	Mid-Capitalization Companies Risk. The Mid-Cap Growth Fund invests in securities of mid-capitalization companies. Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

•	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Mid-Cap Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Mid-Cap Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Mid-Cap Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Mid-Cap Growth Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Mid-Cap Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Mid-Cap Growth Fund or its service providers may adversely impact and cause financial losses to the Mid-Cap Growth Fund or its shareholders. Issuers of securities in which the Mid-Cap Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

•	ETF Risk. The Mid-Cap Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

◦	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Mid-Cap Growth Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Mid-Cap Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Mid-Cap Growth Fund Shares trading at a premium or discount to NAV. A diminished market for an ETF's shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

◦	Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

◦	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Mid-Cap Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

•	Securities Lending Risk. The Mid-Cap Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Mid-Cap Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Mid-Cap Growth Fund. The Mid-Cap Growth Fund is adopting the performance of the MFAM Mid-Cap Growth Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Mid-Cap Growth Fund (the “Reorganization”). Prior to the Reorganization, the Mid-Cap Growth Fund had not yet commenced operations. The Mid-Cap Growth Fund’s total net operating expense ratio is lower than the net operating expense ratio of the Predecessor Fund. Returns in the bar chart and table for the Predecessor Fund have not been adjusted.

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The Predecessor Fund, a series of The RBB Fund, Inc. that operated as a publicly sold open-end mutual fund, commenced operations on December 21, 2016 by acquiring the assets and liabilities of the Motley Fool Great America Fund, a series of The Motley Fool Funds Trust (the “MFFT GA Predecessor Fund”), in exchange for shares of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the MFFT GA Predecessor Fund, which was also a publicly-sold open-end mutual fund.  The MFFT GA Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Mid-Cap Growth Fund and Predecessor Fund.

The bar chart shows the changes in performance of the Predecessor Fund from year to year. The table illustrates how the Predecessor Fund's average annual total returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Mid-Cap Growth Fund will perform in the future. Updated performance information is available online at www.mfamfunds.com/resources.html.

Best Quarter: 30.42% in the quarter ended June 30, 2020

Worst Quarter: -19.99% in the quarter ended December 31, 2018

The Predecessor Fund’s year-to-date total return for the nine months ended September 30, 2021 was 6.27%.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2020)

	1 Year	5 Years	Since Inception of Institutional Shares (June 17, 2014)
Return Before Taxes	32.68%	16.42%	13.01%
Return After Taxes on Distributions	29.40%	14.95%	11.90%
Return After Taxes on Distributions and Sale of Fund Shares	21.58%	13.03%	10.39%
Russell Midcap Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund	Start Date with Predecessor Fund or MFFT Global Predecessor Fund
William S. Barker, CFA	Lead Portfolio Manager	2021	2010
Bryan C. Hinmon, CFA	Chief Investment Officer, Senior and Lead Portfolio Manager	2021	2014
Anthony L. Arsta	Portfolio Manager	2021	2010
Nathan G. Weisshaar, CFA	Portfolio Manager	2021	2014

Purchase and Sale of Fund Shares

Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the "bid-ask spread"). The median bid-ask spread for the Mid-Cap Growth Fund’s most recent fiscal year cannot be provided because the Mid-Cap Growth Fund did not have a sufficient trading history to report trading information and related costs. Recent information, including information on the Mid-Cap Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.mfamfunds.com.

The Mid-Cap Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Mid-Cap Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Mid-Cap Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Mid-Cap Growth Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Mid-Cap Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Mid-Cap Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Mid-Cap Growth Fund over another investment. Any such arrangements do not result in increased Mid-Cap Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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PROSPECTUS

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objective – Global Opportunities Fund and Mid-Cap Growth Fund

Each of the Global Opportunities Fund and Mid-Cap Growth Fund’s (each a “Fund” and together, the “Funds”) investment objective is to achieve long-term capital appreciation. Each Fund’s investment objective is a fundamental investment policy and may not be changed without shareholder approval.

Additional Principal Investment Strategies – Global Opportunities Fund

The Global Opportunities Fund pursues its investment objective by investing in a focused portfolio of the common stocks of high-quality U.S. companies and of high-quality companies that are organized in other countries around the world. It employs a quality growth based investment strategy and seeks long-term performance by acquiring securities of high quality companies at prices that the Adviser believes to be attractive.

The portion of the Global Opportunities Fund’s assets allocated to investments in the United States and other countries will vary based on the Adviser’s judgment of the relative attractiveness of available investment opportunities in different markets. The Global Opportunities Fund invests in issuers of all capitalization sizes, engaged in a broad range of industries. However, it is expected that investments in the securities of U.S. small-cap companies and foreign companies will be important components of the Global Opportunities Fund’s investment program. The Global Opportunities Fund currently considers small and middle market companies to be companies with market capitalizations of less than $10 billion. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States.

The Global Opportunities Fund seeks long-term investment returns that exceed the return of the FTSE Global All Cap Net Tax Index. This index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. As of July 30, 2021, the Index is compiled from the composite of country indices comprised of equity securities traded in Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Kuwait, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Qatar, Romania, Russia, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the Unites Arab Emirates, the United Kingdom and the United States. The performance of the FTSE Global All Cap Net Tax Index reflects reinvestment of all distributions and changes in market prices. The FTSE Global All Cap Net Tax Index and its constituent country indices are rebalanced on a semi-annual basis.

The FTSE Global All Cap Net Tax Index is widely recognized by investors in international markets as a benchmark for portfolios of Global securities. However, the Global Opportunities Fund may invest in countries that are not included within the FTSE Global All Cap Net Tax Index (such as emerging market countries), and its investment portfolio is not weighted in terms of countries or issuers in correlation with the FTSE Global All Cap Net Tax Index. For this reason, the Global Opportunities Fund’s investment performance should not be expected to track, and may exceed or trail, the FTSE Global All Cap Net Tax Index. In addition, the performance of the FTSE Global All Cap Net Tax Index may not correlate with the performance of U.S. markets. Under normal market circumstances, the Global Opportunities Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market.

The Global Opportunities Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. Although investments in small-cap companies and foreign companies are a focus of the Global Opportunities Fund’s investment program, there are no pre-set targets for investing in companies of any particular capitalization size or in any particular country, region, or industry The Global Opportunities Fund’s investments in companies of various sizes and in particular industries, market segments, and instruments will vary over time based on the Adviser’s assessment of their overall potential to produce long-term capital appreciation. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of securities of any one issuer at the time of purchase. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

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The Global Opportunities Fund may invest in common stocks of foreign companies either directly or by purchasing American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”). ADRs are U.S. dollar-denominated instruments that trade on U.S. exchanges or in the over-the-counter market and are issued by domestic banks. These instruments represent indirect ownership interests in securities of foreign issuers deposited in a domestic bank or a correspondent bank. EDRs represent interests in securities of foreign issuers that access the Euromarkets. GDRs are receipts representing interests in securities of foreign issuers that trade in two or more capital markets. NVDRs also represent financial interests in an issuer but the holder is not entitled to any voting rights.

Additional Principal Investment Strategies – Mid-Cap Growth Fund

The Mid-Cap Growth Fund pursues its investment objective by investing in a focused portfolio of the common stocks of high-quality companies organized in the United States that are engaged in a broad range of industries. It employs a quality growth investment strategy and seeks long-term performance by acquiring securities of high-quality companies at prices that the Adviser believes to be attractive.

Under normal market conditions, the Mid-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations. For this purpose, the Adviser currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap® Growth Total Return Index, which is used for the purpose of determining range and not for target portfolio management.

Under normal circumstances, the Mid-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market. In managing the Mid-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Mid-Cap Growth Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. While investing in a particular sector is not a principal investment strategy of the Mid-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. There are no pre-set targets for investing in companies of any particular sector or industry. The Mid-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Growth Fund seeks long-term investment returns that exceed the return of the Russell Midcap® Total Return Growth Index. This index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the mid-cap growth segment of the U.S. stock market. The performance of the Russell Midcap® Growth Total Return Index reflects reinvestment of all distributions and changes in market prices. The Russell Midcap® Growth Total Return Index is rebalanced on a quarterly basis.

The Russell Midcap® Total Return Growth Index is widely recognized by investors as a benchmark for portfolios of mid-capitalization securities domiciled in the United States. However, the Mid-Cap Growth Fund’s investment portfolio is not weighted in terms of market capitalization, sectors, industries or issuers in correlation with the Russell Midcap® Growth Total Return Index. For this reason, the Mid-Cap Growth Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap® Growth Total Return Index. In addition, the performance of the Russell Midcap® Growth Total Return Index may not correlate with the performance of the broader U.S. indexes.

The Mid-Cap Growth Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Mid-Cap Growth Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Growth Fund generally does not invest more than 5% of its net assets in any one class of securities of any one issuer at the time of purchase.

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Additional Principal Risk Information

The value of a Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in a Fund is subject to one or more of the principal risks identified in the following table. The principal risks identified are discussed in more detail in the disclosure that immediately follows the table.

	Global Opportunities Fund	Mid-Cap Growth Fund
Active Management Risk	✓	✓
Company and Market Risk	✓	✓
Currency Risk	✓
Cyber Security Risk	✓	✓
Depositary Receipts Risk	✓
Emerging Market Countries Risk	✓
ETF Risk	✓	✓
Foreign Investments Risk	✓
Investment Style Risk	✓	✓
Sector Risk	✓	✓
Securities Lending Risk	✓	✓
Small- and Mid-Capitalization Investing Risk	✓	✓ (Mid-Capitalization Investing Risk only)

•	Active Management Risk. The Adviser actively manages the Funds’ investments. Consequently, a Fund is subject to the risk that the investment techniques and risk analyses employed by the Adviser may not produce the desired results. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in connection with managing a Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

•	Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. In this regard, there is a risk that the judgments of the Adviser about the value and appreciation potential of particular securities will be incorrect. In addition, if a company becomes insolvent, owners of the company’s common stock will have the lowest priority among owners of that company’s different classes of securities as to the distribution of the company’s assets.

General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of a Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

A Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. There is no assurance that a Fund will realize its investment objective, and an investment in a Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Fund, or a Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

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The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Funds' investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. Health crises caused by the recent outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are becoming more widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

•	Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Global Opportunities Fund holds securities valued in a foreign currency or hold the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Global Opportunities Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

•	Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, the Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. A Fund and its shareholders could be negatively impacted as a result.

•	Depositary Receipts Risk. The Global Opportunities Fund may purchase depositary receipts, including ADRs, EDRs, GDRs, and NVDRs to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Global Opportunities Fund can avoid currency risks during the settlement period for purchase and sales.
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However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs, GDRs, and NVDRs is subject to the accounting, auditing, and financial reporting standards of the market or exchange on which they are traded, and those standards may be more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

•	Emerging Market Countries Risk. Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Global Opportunities Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Global Opportunities Fund to obtain or to enforce a judgment against the issuer of that security. The Global Opportunities Fund may also be subject to emerging markets risk to the extent that it invests in companies that are not domiciled in an emerging market but have customers, products, or transactions associated with emerging markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging market countries.

In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Adviser's ability to evaluate local companies or their potential impact on the Fund's performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

•	ETF Risk. Each Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

o	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, a Fund’s Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. A diminished market for an ETF's shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.
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o	Secondary Market Trading Risk. Although each Fund’s Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in a Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of a Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares of each Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

•	Foreign Investments Risk. The Global Opportunities Fund invests in the securities of foreign companies. including companies located in both developed and emerging market countries. A significant portion of the Global Opportunities Fund’s investments in foreign companies may be made through the purchase of depositary receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Global Opportunities Fund invests. Securities of foreign issuers generally trade and thus may be purchased and sold by the Global Opportunities Fund in foreign markets. The principal risks generally associated with foreign investing include the following: Country risk arises from political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments. Therefore, at times, it may be difficult to sell foreign securities at favorable prices. Foreign securities in which the Global Opportunities Fund invests may be traded in markets that close before the time that the Global Opportunities Fund calculates its NAV. Furthermore, certain foreign securities in which the Global Opportunities Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Global Opportunities Fund does not calculate its NAV. As a result, the value of the Global Opportunities Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Global Opportunities Fund’s shares.

•	Investment Style Risk. Each Fund pursues a quality growth style of investing. Quality growth style investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style a Fund may underperform the market and its peers over short timeframes.
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•	Sector Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. A Fund may concentrate their portfolio investments in the following sectors, among others:

•	Communication Services Sector Risk (only applies to the Global Opportunities Fund). The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

•	Consumer Discretionary Sector Risk. The consumer discretionary sector (which includes companies in industries such as consumer and household durables, consumer services, media, retailing, and automobiles) can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Success depends heavily on disposable household income and consumer spending. Competition in this sector is exacerbated by the shift toward online shopping, which may affect a company’s margins and its stock price. Faster-than-expected interest rate hikes by the Federal Reserve and rising oil prices could dampen the ability of consumers to spend on discretionary items, which may adversely affect companies in this sector. There are also indications that consumers, especially millennials, have different spending habits and some companies in this sector might have difficulty adjusting to these, and other, consumer trends.

•	Health Care Sector Risk. (only applies to the Mid-Cap Growth Fund) Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

•	Industrial Sector Risk. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims, labor disputes and exchange rates.
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•	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund's investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

•	Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1⁄3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

•	Small and Mid-Capitalization Investing Risk. The Global Opportunities Fund invests in securities of small-capitalization companies. Investments in securities of small-cap companies may involve greater risks than do investments in larger, more established companies, because, for example, small-cap companies may lack the management experience, financial resources, product diversification, and competitive strength of larger companies. The frequency and volume of trading in the securities of small-cap companies may be substantially more volatile than is typical of larger companies. The value of securities of small-cap companies tends to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are the securities of larger-capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.

The Funds also invest in securities of mid-capitalization companies. The value of securities of mid-cap companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies.

Additional Information About Non-Principal Risks of the Funds. This section provides additional information regarding certain non-principal risks of investing in the Funds. The risk listed below could have a negative impact on a Fund’s performance and trading prices.

•	Activities of Affiliates of the Adviser Risk. Companies affiliated with the Adviser, including The Motley Fool, LLC, publish information, opinions, and recommendations regarding the purchase and sale of securities, possibly including securities that are held by or being considered for purchase or sale by the Funds. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser and may adversely affect the prices of securities held by the Funds or the prices at which the Funds can purchase or sell a security. The Funds, the Adviser, and the Adviser’s publishing affiliates have adopted procedures designed to prevent personnel of the publishing affiliates from obtaining or using nonpublic information about each Fund’s holdings or the Adviser’s strategy or actual or potential portfolios. These procedures are also designed to prevent the Adviser and its personnel from using pre-publication information obtained from the publishing affiliates and to assure that investment decisions for the Funds are consistent with what the Adviser believes to be in the Funds’ best interest. Additionally, the members of the Adviser’s Investment Committee provide advisory services on behalf of another affiliate, Motley Fool Wealth Management, LLC (“MFWM”), particularly for MFWM’s separately managed accounts. The advice given on behalf of MFWM, consistently with the mandates of its various strategies, may also be consistent with or opposed to the views of the Adviser in relation to the Funds and may adversely affect the prices of securities held by the Funds or the prices at which they can purchase or sell a security. MFWM and the Adviser have adopted procedures to assure that neither MFWM nor the Adviser (or their respective clients) can benefit from any informational or trading advantage over the other. A description of the Funds’ policies and procedures with respect to the disclosure of information regarding their portfolio securities and the procedures designed to minimize conflicts between the Funds, the Adviser, MFWM, and the Adviser’s publishing affiliates is contained in the statement of additional information (“SAI”).
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•	Closed-End Funds Risk. The Global Opportunities Fund may invest in publicly traded shares of closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) and business development companies to indirectly access particular types of investments (such as private equity investments), markets, or industry sectors in which it would otherwise be difficult or costly for the Global Opportunities Fund to invest. Shares of these companies may trade at a discount from or premium to their net asset values per share, which change from time to time and may be significant. Closed-end investment companies and business development companies incur various expenses, including investment advisory fees (which, in the case of a business development company, may be performance-based compensation). The Global Opportunities Fund will bear these expenses when it invests in such companies, which are in addition to the fees and expenses of the Global Opportunities Fund.

•	Convertible Securities Risk. The Global Opportunities Fund may purchase convertible debt obligations and convertible preferred stock. The holders of these securities are entitled to exchange the securities for common stock (or other equity securities) of a company, typically at a fixed price within a specified period of time. Until conversion, the holder is entitled to interest (in the case of convertible debt) or dividends (in the case of preferred stock). These instruments have risks that are similar to debt securities because of their interest or dividend features and have risks that are similar to equity securities because of their conversion features.

•	Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of each Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of a Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•	Debt Securities Risk. The Global Opportunities Fund may invest in non-convertible debt securities on a temporary basis to earn income pending investment of its assets in common stocks and equity-related securities or to seek capital appreciation when the Adviser believes an issuer’s debt securities are undervalued based on its fundamental analysis. These securities include bonds and other debt obligations, including obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. The securities may pay fixed, variable, or floating rates of interest and may include zero-coupon obligations. The Global Opportunities Fund may invest in both investment grade debt securities and non-investment grade debt securities (known as high-yield bonds or junk bonds). Investment grade debt securities are those securities rated BBB or better by S&P Global Ratings or Baa or better by Moody’s Investors Service, or that are unrated and have been determined by the Adviser to be of comparable quality to these rated securities. Except during periods of adverse market or economic conditions, when the Global Opportunities Fund may assume a defensive investment position, the Global Opportunities Fund will not invest more than 15% of their net assets in non-convertible debt securities.

All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than are the markets for investment grade securities. The Global Opportunities Fund will not invest more than 10% of its net assets in non-investment grade debt securities and do not invest in debt securities that are in default as to payment of interest or principal.

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•	ETF Investing Risk. The Global Opportunities Fund may purchase shares of ETFs that are registered as investment companies under the 1940 Act and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) to gain exposure to the general market, individual countries or regions, or industry sectors. The Global Opportunities Fund may use these instruments to allocate their assets to markets or industry sectors the Adviser deems attractive while it pursues investment in the securities of companies in those markets or sectors.

Generally, the Traded Funds in which the Global Opportunities Fund invests hold portfolios of investments designed to track the performance of a particular index (or group of securities having specified characteristics) or of a “basket” of stocks from within a particular industry sector or group. Their shares are traded on securities exchanges. Traded Funds involve risks generally associated with investments in securities, including the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline and thereby affect the value of the shares of the Traded Funds. To the extent that Traded Funds incur various expenses, including investment advisory fees, the Global Opportunities Fund, when investing in Traded Funds, will bear duplicative fees and expenses, which shareholders of the Global Opportunities Fund will bear indirectly. The Global Opportunities Fund does not invest in actively managed Traded Funds.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

•	Forward Foreign Currency Contracts Risk. The Global Opportunities Fund may (but are not required to) enter into forward foreign currency contracts to hedge its exposure to fluctuations in foreign exchange rates pending their purchase and sale of foreign securities. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Global Opportunities Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligation under a forward contract.

•	Illiquid Investments Risk. The Funds invest primarily in publicly traded securities and do not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid. However, total return swaps entered into by the Global Opportunities Fund may be illiquid. In addition, liquid securities purchased by the Funds may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Funds will not be able to sell the investments when desired or at favorable prices. A Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

•	Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of a Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on a Fund could be substantial and adverse.
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In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These regulatory changes may adversely impact the Funds' investment strategies and operations.

•	Preferred Stock Risk. The Global Opportunities Fund may invest in preferred stocks. Like common stock, preferred stock represents equity ownership interests in a company and participates in a company’s earnings. However, unlike common stocks, preferred stocks are entitled to stated dividends. These dividends are sometimes “cumulative,” which means that if previous stated dividends have not been paid, the dividends payable on the preferred stock will have a priority over distributions to holders of common stock and a preference on the distribution of a company’s assets in the event of the company’s dissolution. Preferred stock may also be “participating,” which means that its holders are entitled to dividends in excess of stated dividends in certain cases. The Global Opportunities Fund does not require a minimum credit rating for its preferred stock. The Adviser considers a company’s liquidity and credit condition as well as the position of the security in the company’s capital structure in assessing preferred stock it considers for the Global Opportunities Fund. The risks of preferred stock are similar to the risks associated with common stock.

•	Real Estate Investment Trusts Risk. The Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility because of fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to regulated investment companies, REITs generally are not subject to federal income tax on income distributed to shareholders, provided they comply with certain requirements. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund indirectly bears its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

•	Regulated Investment Company (“RIC”) Compliance Risk. Each Fund has elected to be, and intends to continue to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

•	Reliance on the Adviser Risk. Each Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The Adviser was formed in 2008. The Adviser began managing a mutual fund, the Investor Shares of the MFAM Global Opportunities Fund, in 2009, and the Investor Shares of the MFAM Mid-Cap Growth Fund in 2010. Members of the investment committee have considerable experience analyzing companies, valuing stocks, monitoring market activity from their editorial positions in the financial media and publishing industry, and managing global portfolios of securities.

•	Short-Term Investments Risk. During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Funds would not be pursuing their stated investment objective with its usual investment strategies. The Funds may also hold these investments for liquidity purposes.
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•	Total Return Swaps and Participatory Notes Risk. The Global Opportunities Fund may enter into total return swaps and participatory notes to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws. A total return swap is an individually negotiated agreement through which the Global Opportunities Fund can, in exchange for a specified fixed or floating payment, derive an investment return that is based on the investment performance of a specified index or basket of securities or that is based on changes in the price of a specific foreign security. A participatory note is a financial instrument used by foreign investors to invest in a particular country’s securities. Securities brokerages in the country buy the securities, then issue to foreign investors participatory notes that derive their value from the underlying securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors. Use of these instruments involves various risks. These include the risks that the Global Opportunities Fund may not be able to terminate or offset their positions at the time they wish to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the Global Opportunities Fund may not receive payments required to be made to them under the terms of a swap or participatory note. Total return swaps also may involve leverage and the related risk of loss. When the Global Opportunities Fund enter into a total return swap transaction, a segregated account consisting of cash, U.S. government securities, or liquid securities equal to the value of the swap transaction is established and maintained. The Global Opportunities Fund will not enter into a total return swap or participatory note if, as a result, the value of its positions in illiquid investments would exceed 15% of the value of the Global Opportunities Fund’s net assets, respectively.

•	Warrants and Rights Risk. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates. The use of warrants and rights can increase the volatility of the Funds’ portfolio. If a Fund invests in these instruments at unfortunate times or judges market conditions incorrectly, it may incur substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, and these conditions could also cause losses to the Funds.

•	When-Issued, Delayed-Delivery, and Forward-Commitment Transactions Risk. The Global Opportunities Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” or “forward-commitment” basis to hedge against anticipated changes in interest rates or securities prices. These transactions involve a commitment by the Global Opportunities Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a when-issued, delayed-delivery, or forward-commitment basis before delivery to the Global Opportunities Fund. When-issued, delayed-delivery, and forward-commitment securities may be sold before the settlement date. If the Global Opportunities Fund dispose of the right to acquire a when-issued security before their acquisition or dispose of their right to deliver or receive against a delayed delivery or forward commitment, they may incur a gain or loss. When the Global Opportunities Fund enter into such a transaction, a segregated account consisting of cash, U.S. government securities, or liquid securities equal to the value of the when-issued, delayed-delivery, or forward-commitment transaction is established and maintained. Purchasing securities on a forward-commitment, when-issued, or delayed-delivery basis when the Global Opportunities Fund are fully or almost fully invested may result in greater potential fluctuation in the value of the Global Opportunities Fund’s net assets. There is a risk that securities purchased on a when-issued or delayed-delivery basis may not be delivered and that the purchaser of securities sold by the Global Opportunities Fund on a forward basis will not honor its purchase obligation. In these cases, the Global Opportunities Fund may incur a loss.

The Funds may make other types of investments and may engage in various other investment practices. These investments and practices, and their risks, are described in the SAI.

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Disclosure of Portfolio Holdings

Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Funds’ website located at www.mfamfunds.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

The Board of The RBB Fund, Inc. (the “Company”), of which each Fund is a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of each Fund’s operations.

Investment Adviser

The Adviser is a wholly owned subsidiary of Motley Fool Investment Management, LLC, a subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC (“TMF”), which publishes investment information and analysis across a wide range of media, including investment-newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner. The Adviser is located at 2000 Duke Street, Suite 275, Alexandria, Virginia 22314.

The Adviser is a separate legal entity and all discretionary asset management services for the Funds are made independently by portfolio managers at the Adviser. Neither of the Gardners, nor any TMF analyst is involved in the investment decision-making or daily operations of the Adviser.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with each Fund’s investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of investment advisory agreements between the Company and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”). Under the terms of its Advisory Agreement, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets during the month. From the unitary management fees, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under each Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

A discussion regarding the Board’s approval of each Fund’s Advisory Agreement and the factors the Board considered with respect to its approval will be available in the Funds’ next semi-annual or annual report to shareholders.

The Adviser’s Investment Management Team

Bryan C. Hinmon, CFA, Anthony L. Arsta, William S. Barker, CFA, Nathan G. Weisshaar, CFA, and Michael J. Olsen, CFA, are the Global Opportunities Fund’s portfolio managers and they each are responsible for the portfolio management decisions for the Global Opportunities Fund’s assets. Bryan C. Hinmon, CFA, Anthony L. Arsta, William S. Barker, CFA, and Nathan G. Weisshaar, CFA, serve as the portfolio managers to the Mid-Cap Growth Fund and are each responsible for the portfolio management decisions for the Mid-Cap Growth Fund's assets.

Bryan C. Hinmon, CFA

Bryan Hinmon is the Chief Investment Officer (“CIO”) and Senior Portfolio Manager at the Adviser, as well as Chairman of the Adviser’s Investment Committee, having served in the CIO, Senior Portfolio Manager and Chairman capacity since 2017 and as a Portfolio Manager for the Global Opportunities Fund and Mid-Cap Growth Fund since 2014. He has co-managed the Motley Fool 100 Index ETF and Motley Fool Small-Cap Growth ETF since 2018.

As CIO of the firm, Mr. Hinmon is responsible for leading the investment team, maintaining the firm’s investment philosophy, and managing client assets.

He also works as an analyst, identifying and researching investments for the firm’s affiliate, Motley Fool Wealth Management’s separately managed account strategies. He joined the Adviser in 2014 after more than four years at The Motley Fool, LLC, where he helped manage Motley Fool Pro, a long/short and options portfolio service. Mr. Hinmon also served as a senior analyst on Motley Fool Options for more than four years and led the company’s Analyst Development Program for two years.

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Before life at The Motley Fool, LLC, Mr. Hinmon was a portfolio manager at Bulwark Capital Management, a hedge fund with an approach that balanced fundamental long-term equity investing, option income, and special situations. Earlier in his career, he worked as a research analyst for an asset manager in Naples, Florida, that provided portfolio management and operated a covered-call hedge fund. Mr. Hinmon graduated from Stetson University with a bachelor’s degree in finance. He holds the Chartered Financial Analyst designation and is a former member of The Boston Security Analysts Society and is now a member of the CFA Society of Colorado.

Anthony L. Arsta

Tony Arsta is a Portfolio Manager at the Adviser, having served in that role for the open-end mutual funds managed by the Adviser starting in 2009. Mr. Arsta complements his quality growth at a reasonable price investing focus with applications of statistical analysis and investor psychology. After joining The Motley Fool, LLC in 2008, he contributed his writing and analysis to Motley Fool Million Dollar Portfolio, as well as several other Foolish newsletter services. Mr. Arsta earned his M.B.A. with distinction from DePaul University, with a concentration in finance, and also holds a B.S. in computer science from the University of Wisconsin, Madison.

William S. Barker, CFA

Bill Barker is a Portfolio Manager at the Adviser, having served in that role for the Global Opportunities Fund since 2009, and the Mid-Cap Growth Fund since 2010. He joined The Motley Fool, LLC, in 2005 as a senior analyst for equity research, a role in which he specialized in value-stock analysis and worked primarily on three newsletters: Motley Fool Stock Advisor, Motley Fool Hidden Gems, and Hidden Gems Pay Dirt. Previously, Mr. Barker worked for the SEC in its Office of Investor Education and Assistance, and for the U.S. Department of the Treasury in the Office of Foreign Assets Control, Foreign Terrorism Division. While with Treasury, he worked on the detection and prevention of the funding of foreign terrorist organizations and individuals.

He also worked for The Motley Fool, LLC from 1998 to 2001 as the principal writer of personal-finance content for the company’s website and later as an equity analyst and senior producer for investing. Mr. Barker received his CFA designation in 2008 and is a member of the CFA Society of Washington, D.C.

Before his work in finance, Mr. Barker was a trial lawyer in the Commercial Litigation division of the City Solicitor’s Office in Philadelphia, where he handled complex commercial cases as lead counsel in trials involving multi-million dollar claims. He represented many of the major departments of the city, including the Office of the Mayor. Coming out of law school, he first worked in Washington, D.C., as an associate for Patton Boggs, LLP.

Mr. Barker has written extensively for The Motley Fool, LLC online as well as for its newsletters and three Motley Fool books. He has been published in Newsweek and has appeared as a commentator on CNN, CNBC, CNBC Europe, MSNBC, BBC, CBS, and NBC’s The Today Show. He graduated cum laude from Yale University with a degree in political philosophy and earned his J.D. from the University of Virginia.

Nathan G. Weisshaar, CFA

Nate Weisshaar is a Portfolio Manager at the Adviser, having served in that role for the Global Opportunities Fund and Mid-Cap Growth Fund since 2014. Mr. Weisshaar has a particular interest in international and banking stocks. After joining The Motley Fool, LLC in 2007 as an equity research analyst for Motley Fool Global Gains and several other newsletters, Mr. Weisshaar subsequently became a co-advisor on Motley Fool Champion Shares PRO and Motley Fool Share Advisor, The Motley Fool, LLC’s newsletter products for the UK market, while living in London from 2011 to 2014. After graduating from the University of Arizona with a B.S. in finance, Mr. Weisshaar worked as a banking consultant at United Bankers Bank in Minnesota.

Michael J. Olsen, CFA

Michael Olsen is a Portfolio Manager for the Global Opportunities Fund. Prior to joining Motley Fool Asset Management in 2019, Michael worked for its sister company, The Motley Fool, LLC, since 2005, where he most recently served as advisor for its dividend-oriented stock-picking products and co-advisor for PRO UK, a UK-focused investment service. Previously, he worked as an analyst on the company’s international, small-cap, and value newsletters, among others. Although his experience is diverse, his investment approach is singularly focused – buying high-quality enterprises at reasonable prices. Earlier in his career, he worked at the Corporate Executive Board (now Gartner), a DC-based consulting firm. He is a CFA charterholder and a graduate of the University of Richmond, where he earned a degree in business administration with a finance concentration.

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The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolios at a particular point in time. The IIV should not be viewed as a “real-time” update of a Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

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Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable by the Funds’ administrator, in consultation with the Adviser, securities will be fair valued by the Adviser in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares.  If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of a Fund purchased on the secondary market.  Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service.  To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.  Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

Taxes

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your own tax professional about the tax consequences of an investment in shares of a Fund.

Unless your investment in shares of a Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

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Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares of the Fund).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold on the Exchange

For federal income tax purposes, any capital gain or loss realized upon a sale of shares of a Fund generally is treated as a long-term capital gain or loss if those shares have been held for more than 12 months and as a short-term capital gain or loss if those shares have been held for 12 months or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares of a Fund. Any loss realized on a sale will be disallowed to the extent shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from a Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from a Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares of the Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of each Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of a Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

DISTRIBUTION

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

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ADDITIONAL CONSIDERATIONS

Payments to Financial Intermediaries.

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products.  Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be made to intermediaries for making Shares of a Fund available to their customers generally and in investment programs.  The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments.  Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

Premium/Discount Information.

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Funds’ website at www.mfamfunds.com.

Continuous Offering.

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws.  Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares.  A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.  As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.  Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system.  The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information.

The Funds enter into contractual arrangements with various parties, including among others the Funds’ investment adviser, who provide services to the Funds.  Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of a Fund.  The Funds may make changes to this information from time to time.  Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

Each Fund is new and has no performance history as of the date of this Prospectus. The Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF will acquire all of the assets, subject to the liabilities, of the MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), respectively, in reorganizations (together, the “Reorganizations”). As a result, the Financial Highlights information presented for a Fund is the financial history of the Institutional Class shares of the corresponding Predecessor Fund. Each Fund’s total net operating expense ratio is lower than the net operating expense ratio of its Predecessor Fund. The information in the tables below for the Predecessor Funds has not been adjusted.

These financial highlights tables are intended to help you understand each Predecessor Fund’s financial performance for the past five years.

Certain information reflects financial results for a single share of the predecessor mutual funds. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Predecessor Funds (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, the independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ annual report, which is available upon request.

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MFAM Global Opportunities Fund (Predecessor Fund to Motley

Fool Global Opportunities ETF)

	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Period Ended August 31, 2017(1)(2)		Fiscal Year Ended October 31, 2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$30.17	$25.09	$25.97	$24.09	$20.40		$20.35
Net investment income/(loss)(3)	(0.05)	— *	0.05	0.02	0.09		0.08
Net realized and unrealized gain/(loss) from investments	9.03	6.21	0.80	4.94	4.25		0.02
Net increase/(decrease) in net assets resulting from operations	8.98	6.21	0.85	4.96	4.34		0.10
Dividends and distributions to shareholders from:
Net investment income	—	(0.04)	—	(0.03)	(0.09)		(0.04)
Net realized capital gains	(2.12)	(1.09)	(1.73)	(3.05)	(0.56)		(0.01)
Total dividends and distributions to shareholders	(2.12)	(1.13)	(1.73)	(3.08)	(0.65)		(0.05)
Redemption and small-balance account fees	—	—	—	—	—	*	—
Net asset value, end of period	$37.03	$30.17	$25.09	$25.97	$24.09		$20.40
Total investment return/(loss)(4)	30.86%	25.64%	4.94%	22.48%	21.97	%(5)	(0.47%)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	181,509	$122,406	$92,760	$78,987	$60,623		$7,243
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(6)	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.98%	1.00%	0.99%	1.06%	1.17	%(6)	2.12%
Ratio of net investment income/(loss) to average net assets	(0.16)%	(0.01%)	0.19%	0.07%	0.48	%(6)	0.39%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.19)%	(0.06%)	0.15%	(0.04%)	0.26	%(6)	(0.78%)
Portfolio turnover rate	12%	10%	11%	15%	38	%(5)	26%

38

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley Fool Funds Trust (the “MFFT Global Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small balance account fees received had no effect on the Fund’s Institutional Shares total investment return.
(5)	Not annualized.
(6)	Annualized.
39

MFAM Mid-Cap Growth Fund (Predecessor Fund to Motley Fool Mid-Cap Growth ETF)

	Fiscal Year Ended August 31, 2021	Fiscal Year Ended August 31, 2020	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Period Ended August 31, 2017(1)(2)		Fiscal Year Ended October 31, 2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.79	$24.48	$27.50	$22.14	$18.34		$18.75
Net investment income/(loss)(3)	(0.09)	(0.02)	0.02	(0.01)	(0.03)		(0.02)
Net realized and unrealized gain/(loss) from investments	6.90	6.79	(1.88)	6.72	3.83		(0.33)
Net increase/(decrease) in net assets resulting from operations	6.81	6.77	(1.86)	6.71	3.80		(0.35)
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—		(0.06)
Net realized capital gains	(3.40)	(1.46)	(1.16)	(1.35)	—		—
Total dividends and distributions to shareholders	(3.40)	(1.46)	(1.16)	(1.35)	—		(0.06)
Redemption and small-balance account fees	—	—	—	— *	—	*	— *
Net asset value, end of period	$33.20	$29.79	$24.48	$27.50	$22.14		$18.34
Total investment return/(loss)(4)	24.38%	28.77%	(5.97%)	31.10%	20.72	%(5)	(1.89%)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$54,460	$39,488	$29,205	$30,562	$20,365		$5,502
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(6)	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.98%	1.00%	0.98%	1.17%	1.47	%(6)	2.40%
Ratio of net investment income/(loss) to average net assets	(0.30)%	(0.06%)	0.10%	(0.05%)	(0.15	%)(6)	(0.08%)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.33)%	(0.11%)	0.07%	(0.26%)	(0.67	%)(6)	(1.53%)
Portfolio turnover rate	15%	14%	4%	19%	24	%(5)	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
40

(2)	Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “MFFT Global Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.
(3)	Per share data calculated using average shares outstanding method.
(4))	Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small balance account fees received had no effect on the Fund’s Institutional Shares total investment return.
(5)	Not annualized.
(6)	Annualized.
41

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43

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44

INVESTMENT ADVISER

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 275

Alexandria, Virginia 22314

ADMINISTRATOR AND

TRANSFER AGENT

U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

CUSTODIAN

U.S. Bank, N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

Two Liberty Place, 50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

UNDERWRITER

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, Pennsylvania 19103-6996

45

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Annual/Semiannual Reports

Once available, additional information about each Fund’s investments will be provided in the Fund’s annual and semiannual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during their most recently completed fiscal year. The Fund’s annual and semi-annual reports to shareholders, once available, will be available at www.mfamfunds.com/resources.html.

Statement of Additional Information

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Write to:

Motley Fool Funds

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P.O. Box 701

Milwaukee, WI 53201-0701

From the SEC

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Investment Company Act File Number 811-05518

Motley Fool Global Opportunities ETF

(Cboe BZX: TMFG)

Motley Fool Mid-Cap Growth ETF

(Cboe BZX: TMFM)

Each a series of The RBB Fund, Inc.

2000 Duke Street, Suite 275

Alexandria, VA 22314

Statement of

Additional Information

Dated December 10, 2021

Motley Fool Global Opportunities ETF (the “Global Opportunities Fund”) and Motley Fool Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”) (each a “Fund” and together the “Funds” or “Motley Fool Funds”) are diversified series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

Motley Fool Asset Management, LLC (the “Adviser” or “Motley Fool”) serves as the investment adviser to the Funds.

Information about the Funds is set forth in the prospectus dated December 10, 2021 (the “Prospectus”) and provides the basic information you should know before investing. The Funds are newly organized and have been created for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (as defined below). The audited financial statements and financial highlights of the predecessor funds are incorporated by reference from the predecessor funds’ annual reports to shareholders. To obtain a copy of the Prospectus and/or the Fund’s Annual or Semi-Annual Reports (when available), please write to Motley Fool Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or call 1-800-617-0004. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

Table of Contents

Fund History	3
Investment Policies and Practices	3
Investment Restrictions	11
Exchange Listing and Trading	12
Management of the Company	13
Code of Ethics	19
Principal Holders	19
Investment Advisory Agreement	21
Portfolio Managers	22
Underwriter	24
Purchase and Redemption of Creation Units	24
Portfolio Holdings Information	28
Determination of Net Asset Value	29
Dividends, Distributions, and Taxes	30
Portfolio Transactions and Brokerage	31
Proxy Voting Procedures	32
Payments To Financial Intermediaries	33
Additional Information Concerning Company Shares	33
General Information	34
Financial Statements	35
Appendix A	A- 1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 41 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the Global Opportunities Fund and the Mid-Cap Growth Fund. Motley Fool Asset Management, LLC (“Motley Fool” or the “Adviser”) serves as the investment adviser to the Funds.

The investment objective of each Fund is to achieve long-term capital appreciation.

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). Each Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of each Fund are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of at least 25,000 Shares.

Shares of each Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. Each Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Each Fund is a separate series of the Company, and each Share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Company for a Fund’s Shares and all assets of a Fund belong solely to that Fund and would be subject to liabilities related thereto.

In connection with a reorganization, each Fund will assume the assets and liabilities of its predecessor fund as shown in the following table:

Predecessor Fund	Fund
MFAM Global Opportunities Fund	Motley Fool Global Opportunities ETF
MFAM Mid-Cap Growth Fund	Motley Fool Mid-Cap Growth ETF

All historical financial information and other information contained in this SAI relating to a Fund for periods prior to the closing of the Reorganization is that of the predecessor MFAM Global Opportunities Fund (“Predecessor Global Opportunities Fund”) and the predecessor MFAM Mid-Cap Growth Fund (“Predecessor Mid-Cap Growth Fund” and together with the Predecessor Global Opportunities Fund, the “Predecessor Funds”).

INVESTMENT POLICIES AND PRACTICES

Each Fund’s investment objective and principal investment strategies is described in the Prospectus. The sections below describe some of the different types of investments that may be made by each Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Types of Equity Securities

In addition to common stock, the equity securities that the Funds may purchase include preferred and convertible preferred stocks, and securities having equity characteristics, such as rights, warrants, and convertible debt securities. Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend, in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Global Opportunities Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

3

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Derivative Investments

As part of their non-principal investment strategies, the Funds may use certain derivative instruments in connection with their investment activities. Described below are the types of derivatives in which the Funds may invest, as well as information regarding the risks associated with Funds’ use of derivatives.

Derivatives, Generally

The Funds may invest in derivatives for a variety of reasons, including to gain access to certain securities, to provide a substitute for purchasing or selling particular securities, to hedge currency risk, or to seek capital appreciation. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Funds’ portfolio as a whole. Derivatives may permit the Funds to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed, in much the same way as the Funds can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Funds’ performance.

Derivatives may be purchased on established exchanges or over the counter (“OTC”) through privately negotiated transactions. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Funds. OTC derivatives are less liquid than exchange-traded derivatives, since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Variable rate and floating-rate securities may also be considered a type of derivative.

To the extent a Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”). The Company, on behalf of the Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the regulations of the CFTC promulgated thereunder, with respect to the Funds’ operation. The Company is not subject to registration or regulation as a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion and may subject advisers to mutual funds to regulation by the CFTC. Although the Company has concluded that the Funds should be able to operate within the exclusion from CFTC regulation, there is no certainty that the Funds or the Company will be able to continue to rely on an exclusion from CFTC regulation in the future. The Funds may determine not to use investment strategies that trigger CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

In addition, in October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Funds will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Forward Foreign Currency Contracts

The Global Opportunities Fund is authorized to enter into forward foreign currency contracts. These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed-income security of a foreign issuer (a “foreign security”), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Fund holds the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions precludes the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enter into a position-hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Company’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Funds’ commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

4

Warrants and Rights

Each of the Funds may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that give the Funds the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than is the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than are the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors may make warrants more speculative than other types of investments. Rights are similar to warrants but normally have a short duration (usually two to four weeks) and are distributed directly by the issuer to its existing shareholders.

Total Return Swaps and Participatory Notes

The Global Opportunities Fund may enter into total return swaps and participatory notes, which are very similar to swaps but specific to a particular foreign market. A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or “notional” amount. The Fund may use total return swaps and participatory notes to increase its investment exposure to particular foreign securities markets and foreign securities. These instruments are subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. In addition, they can involve significant economic leverage and risks of loss.

Diversification

As a “diversified” investment company, each Fund, with respect to 75% of its total assets, must limit its investment in the securities of any single issuer to not greater than 5% of the value of the Funds’ total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies). However, to limit the risks associated with highly concentrated holdings, it is each Fund’s current policy (which may be changed by the Board of Directors of the Company (the “Board”)) not to invest more than 5% of the value of its total assets in the securities of any one issuer. The Funds also intend to satisfy to the diversification requirements of the Code applicable to regulated investment companies.

Exchange-Traded Funds and Other Similar Instruments

The Global Opportunities Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically at least 25,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Global Opportunities Fund does not invest in actively managed Traded Funds.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline and thereby adversely affect the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in a Traded Fund. Furthermore, certain ETFs may be thinly traded and experience large spreads between the "ask" price quoted by a seller and the "bid" price quoted by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF's shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Foreign Custody Risk

The Global Opportunities Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Global Opportunities Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Foreign Securities

The Global Opportunities Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts, Global Depositary Receipts and Non-Voting Depositary Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, they may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Funds’ total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks. See “DERIVATIVE INVESTMENTS — Options on Foreign Currency” and “INVESTMENT POLICIES AND PRACTICES — Forward Contracts.”

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Non-Voting Depositary Receipts (“NVDRs”) are listed securities through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in proxy voting if the company solicits votes from shareholders. Investments in NVDRs involve certain risks unique to foreign investments. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily have the same currency denomination as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as do other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (“UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of a Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Special Corporate Situation Investments

Each Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price a Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or, as well as the dynamics of the business climate when the offer or proposal is in progress.

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A Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Types of Equity Securities

In addition to common stock, the equity securities that the Global Opportunities Fund may purchase include preferred and convertible preferred stocks, and securities having equity characteristics, such as rights, warrants, and convertible debt securities. The Mid-Cap Growth Fund may invest in securities having equity characteristics, such as rights and warrants. Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend, in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Types of Fixed-Income Securities

The Global Opportunities Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed-income securities purchased by the Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings that the Adviser deems most relevant to the Fund is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero-Coupon Securities

Fixed-income securities purchased by the Global Opportunities Fund may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than would ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities

Fixed-income securities purchased by the Global Opportunities Fund may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Global Opportunities Fund may demand prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment-Grade Debt Securities

As discussed in the Prospectus, the Global Opportunities Fund may invest in both investment-grade and non-investment-grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

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Because there is no established retail secondary market for many of these securities, the Global Opportunities Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as is the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Global Opportunities Fund’s ability to dispose of particular issues when necessary to meet the Global Opportunities Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Global Opportunities Fund to obtain accurate market quotations for purposes of valuing the Global Opportunities Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Global Opportunities Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Global Opportunities Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Funds, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV. Alternatively, amended Forms 1099-DIV may be sent. The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

Securities of Other Investment Companies

Each Fund may invest in securities of other investment companies, including shares of money market funds. As stated above, the Global Opportunities Fund may invest in ETF shares. The Mid Cap Growth Fund may not invest in ETFs or closed-end funds. A Fund’s investment in securities of other investment companies (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act — generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Funds invest in another investment company, shareholders of the Funds will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Funds.

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The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 will permit more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022.

Master Limited Partnerships

Each Fund may invest in master limited partnerships (“MLPs”), which are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by a Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, each of the Funds may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e- 4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

The impact the Liquidity Rule will have on the Funds is not yet fully known, but the Liquidity Rule could impact a Fund’s performance and its ability to achieve its investment objective.

Temporary Investments

During periods of adverse market or economic conditions, each Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. Each Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high- quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, each Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. Each Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Portfolio Turnover

Although the Funds generally do not intend to engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that each Fund’s portfolio turnover rate will not exceed 100%. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. For the fiscal years ended August 31, 2021 and August 31, 2020, the portfolio turnover rates for the Predecessor Funds can be found below.

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	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
Predecessor Global Opportunities Fund	12%	10%
Predecessor Mid-Cap Growth Fund	15%	14%

Repurchase Agreements

Each Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Fund. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Funds may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Funds, typically involve the acquisition by a Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Funds will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Funds will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before a Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Adviser approves as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Company’s custodian will hold on behalf of the Funds, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Each Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Funds.

When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Funds will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Funds may lend foreign securities consistent with the foregoing requirements.

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LIBOR Risk

Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Funds and/or the Adviser’s business. For example, uncertainties regarding the novel Coronavirus (“COVID-19”) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Funds’ service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are becoming more widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Cyber Security Risk

Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. Each Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which each Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.
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2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

3.	Purchase or sell commodities, except that each Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency contracts in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

4.	Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.	Issue senior securities as defined by the 1940 Act or borrow money, except that each Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into reverse repurchase agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, writing covered put and call options on securities, stock indices, and foreign currencies, or entering into swaps and other forms of derivative transactions, in each case in accordance with such investment policies as the Board may adopt and provided that the Fund segregates assets on the records of its custodian to cover these positions. (The foregoing transactions, other than borrowing money, are not considered to involve the issuance of senior securities provided that cash and liquid securities segregated by a Fund are maintained in an amount at least equal to the Fund’s obligations in connection with those transactions in accordance with applicable interpretations of the Securities and Exchange Commission and its staff.)

6.	Underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.	Make loans of money or securities, except that a Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

Group of related industries is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Notwithstanding any restrictions relating to entering into reverse repurchase agreements, selling securities short, purchasing or selling financial futures contracts, or writing covered put and call options on securities, stock indices, and foreign currencies, the Funds do not engage in these types of activities.

Each Fund has adopted the following additional investment restrictions, which are not fundamental and which the Board may change. Under these restrictions, a Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control; however, this limitation shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2.	Pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount not to exceed 33 1/3% of the value of the Funds’ total assets to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3.	Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of a Fund’s net assets would be so invested.

4.       Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

and the Mid-Cap Growth Fund may not:

5.	Make any change in its policy to invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies under normal market conditions unless it provides its shareholders with at least 60 days prior written notice.

Except with respect to borrowing, and as otherwise may be stated, all percentage limitations on the Funds’ investment practices set forth in this SAI and the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Funds’ assets will not constitute a violation of such restriction.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that either Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of a Fund.

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The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for a Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of seven Independent Directors and one Interested Director. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	48	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting services).	48	Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	48	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	48

IntriCon Corporation (biomedical device manufacturer);

Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	48	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	48	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).
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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	48	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	48	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); Since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Treasurer and Secretary	2016 to present	Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle& Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 48 portfolios of the fund complex, consisting of the series in the Company and in Penn Capital Funds Trust (7 portfolios).
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2021.

Contract Committee. The Board has a Contract Committee comprised of the Interested Director and four Independent Directors. The current members of the Contract Committee are Ms. Dolly and Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened six times during the fiscal year ended August 31, 2021.

Executive Committee. The Board has an Executive Committee comprised of the Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2021.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Brodsky, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2021.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Director and three Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened three times during the fiscal year ended August 31, 2021.

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Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Director and four Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, Shea and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2021.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Director and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2021.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer. The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2020. As shown below, because the Funds had not commenced operations prior to the date of this SAI, the Directors do not own any shares of the Funds. The Directors also did not own any shares of the Predecessor Funds as of December 31, 2020.

Name of Director	Dollar Range of Equity Securities in the Global Opportunities Fund	Dollar Range of Equity Securities in the Mid-Cap Growth Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	None	Over $100,000
Gregory P. Chandler	None	None	Over $100,000
Lisa A. Dolly*	None	None	None
Nicholas A. Giordano	None	None	$10,001-$50,000
Arnold M. Reichman	None	None	Over $100,000
Brian T. Shea	None	None	$1-$10,000
Robert A. Straniere	None	None	$1-$10,000
INTERESTED DIRECTOR
Robert Sablowsky	None	None	Over $100,000

*	Ms. Dolly began serving as a Director effective October 1, 2021.

Directors’ and Officers’ Compensation

Effective January 1, 2022, the Company and Penn Capital Funds Trust, based on an allocation formula, pay each Director a retainer at the rate of $125,000 annually, $13,500 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each receives an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each receives an additional fee of $10,000 per year for his services. The Vice Chairman of the Board receives an additional fee of $35,000 per year for his services in this capacity and the Chairman of the Board receives an additional fee of $75,000 per year for his services in this capacity.

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From April 1, 2019 through December 31, 2021, the Company paid each Director a retainer at the rate of $125,000 annually, $10,000 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each received an additional fee of $10,000 per year for his services. The Chairman of the Investment and Liquidity Risk Committee received an additional fee of $7,500 per year for his services. The Vice Chairman of the Board received an additional fee of $35,000 per year for his services in this capacity and the Chairman of the Board received an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2021, Vigilant Compliance LLC received $690,000 in the aggregate from all series of the Company for its services and $33,872 from the Predecessor Global Opportunities Fund and $17,662 from the Predecessor Mid Cap Growth Fund. Employees of the Company serve as Treasurer, Secretary and Director of Marketing & Business Development, and are compensated for services provided. For the fiscal year ended August 31, 2021, each of the following members of the Board and the Treasurer, Secretary and Director of Marketing & Business Development received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Predecessor Funds*	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$12,131	N/A	N/A	$198,000
J. Richard Carnall, Director(1)	$11,679	N/A	N/A	$190,000
Gregory P. Chandler, Director	$13,856	N/A	N/A	$224,500
Lisa A. Dolly, Director(2)	None	N/A	N/A	None
Nicholas A. Giordano, Director	$12,436	N/A	N/A	$202,000
Arnold M. Reichman, Director and Chairman	$17,079	N/A	N/A	$275,500
Brian T. Shea, Director	$11,813	N/A	N/A	$191,875
Robert A. Straniere, Director	$12,027	N/A	N/A	$196,000
Interested Director:
Robert Sablowsky, Director	$15,942	N/A	N/A	$258,000
Officers:
James G. Shaw, Treasurer and Secretary	$15,936	N/A	N/A	$299,000
Craig Urciuoli, Director of Marketing & Business Development	$13,151	N/A	N/A	$247,200

*	The Funds had not commenced operations prior to the date of this SAI.
(1)	Mr. Carnall retired from his role as Director effective October 1, 2021.
(2)	Ms. Dolly was appointed as a Director effective October 1, 2021.

For the fiscal year ended August 31, 2021, each of the following members of the Board and the Treasurer, Secretary and Director of Marketing & Business Development received compensation from the Company in the following amounts with respect to their service to the Predecessor Funds:

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Name of Director/Officer	Predecessor Global Opportunities Fund*	Predecessor Mid Cap Growth Fund*
Independent Directors:
Julian A. Brodsky, Director	$8,008	$4,123
J. Richard Carnall, Director(1)	$7,709	$3,970
Gregory P. Chandler, Director	$9,147	$4,709
Lisa A. Dolly, Director(2)	None	None
Nicholas A. Giordano, Director	$8,209	$4,227
Arnold M. Reichman, Director and Chairman	$11,274	$5,805
Brian T. Shea, Director	$7,794	$4,019
Robert A. Straniere, Director	$7,938	$4,089
Interested Director:
Robert Sablowsky, Director	$10,522	$5,420
Officers:
James G. Shaw, Treasurer and Secretary	$10,774	$5,163
Craig Urciuoli, Director of Marketing & Business Development	$8,890	$4,260

*	The Funds had not commenced operations prior to the date of this SAI. Therefore, members of the Board and the Treasurer, Secretary and Director of Marketing & Business Development did not receive any compensation from the Funds for the fiscal year ended August 31, 2021.

(1)	Mr. Carnall retired from his role as Director effective October 1, 2021.
(2)	Ms. Dolly was appointed as a Director effective October 1, 2021.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2020, the Independent Directors and their respective family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director/Trustee Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director, may, in the sole discretion of the Nominating and Governance Committee of the Company (“Committee”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the Committee and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board each year (which attendance may be via telephone), and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the Board for up to three years.

Effective October 1, 2021, J. Richard Carnall serves as a Director Emeritus of the Company.

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. As of the date of this SAI, no shares of the Fund were outstanding and therefore no persons owned 5% or more of the outstanding shares of a Fund as of the date of this SAI.

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As of November 30, 2021, the following persons owned 5% or more of the outstanding shares of the Predecessor Funds:

Predecessor Global Opportunities Fund — Investor Shares

Name	Address	Percentage Ownership of Target Portfolio
National Financial Services LLC	For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	27.18%
Charles Schwab & Co Inc.	Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	22.49%
TD AmeriTrade Inc.	For the Exclusive Benefit of its Clients P.O. Box 2226 Omaha, NE 68103-226	17.73%
E*Trade Securities LLC	For the Exclusive Benefit of its Clients PO Box 3512 Arlington, VA 22203-0512	5.75%

Predecessor Global Opportunities Fund — Institutional Shares

Name	Address	Percentage Ownership of Target Portfolio
Charles Schwab & Co Inc.	Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9.70%
TD AmeriTrade Inc.	For the Exclusive Benefit of its Clients P.O. Box 2226 Omaha, NE 68103-226	5.36%

Predecessor Mid-Cap Growth Fund — Investor Shares

Name	Address	Percentage Ownership of Target Portfolio
National Financial Services LLC	For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	32.22%
Charles Schwab & Co Inc.	Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	20.71%
TD AmeriTrade Inc.	For the Exclusive Benefit of its Clients P.O. Box 2226 Omaha, NE 68103-226	16.23%
E*Trade Securities LLC	For the Exclusive Benefit of its Clients PO Box 3512 Arlington, VA 22203-0512	5.08%

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Predecessor Mid-Cap Growth Fund — Institutional Shares

Name	Address	Percentage Ownership of Target Portfolio
Charles Schwab & Co Inc.	Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	12.29%
National Financial Services LLC	For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	5.40%

Because the Funds had not commenced operations prior to the date of this SAI, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Funds as of the date of this SAI. As of November 30, 2021, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Predecessor Funds.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “MANAGEMENT OF THE FUNDS — Investment Adviser.”

The Adviser is a Delaware limited liability company with offices at 2000 Duke Street, Suite 275, Alexandria, VA 22314. The Adviser is a wholly owned subsidiary of Motley Fool Investment Management, LLC, a subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

The Adviser provides investment advisory services to each Fund pursuant to the terms of Investment Advisory Agreements (each an “Advisory Agreement” and together, the “Advisory Agreements”) between the Company and the Adviser. After the initial two year-term, each Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser is responsible for all investment decisions for the Funds and for placing orders for the purchase and sale of investments for each Fund’s portfolio. The Adviser also provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company. In addition, the Adviser pays the salaries of officers of the Company who are employees of the Adviser and any fees and expenses of Directors of the Company who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

Pursuant to the terms of the Advisory Agreements, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.85% of each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreements, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

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As of the date of this SAI, the Funds have not commenced operations, so the Funds have not paid any management fees. The table below shows the amounts paid to the Adviser or the amount that the Adviser reimbursed the Predecessor Funds during each of the last three fiscal years and the amounts that would have been paid by each Predecessor Fund to the Adviser had fee waivers and expense reimbursements not been in place during the past three fiscal years.

Fiscal Year Ended	Amount Predecessor Fund Paid to (or Reimbursed by) Adviser	Amount Predecessor Fund would have paid to Adviser had fee waivers and expense reimbursements and/or recoupments not been in place
Predecessor Global Opportunities Fund
August 31, 2021	$5,224,095	$5,264,922
August 31, 2020	$4,149,682	$4,145,422
August 31, 2019	$3,685,956	$3,771,657
Predecessor Mid-Cap Growth Fund
August 31, 2021	$2,622,528	$2,635,695
August 31, 2020	$2,304,993	$2,268,364
August 31, 2019	$2,334,820	$2,396,553

PORTFOLIO MANAGERS

Bryan C. Hinmon, Anthony L. Arsta, William S. Barker, Nathan G. Weisshaar, and Michael J. Olsen serve as portfolio managers for the Global Opportunities Fund and are primarily responsible for all investment-related services provided to the Global Opportunities Fund by the Adviser. Bryan C. Hinmon, Anthony L. Arsta, William S. Barker, and Nathan G. Weisshaar serve as the Mid-Cap Growth Fund’s portfolio managers and are primarily responsible for all investment-related services provided to the Mid-Cap Growth Fund by the Adviser. The following table provides information regarding accounts other than the Funds managed by the portfolio managers as of August 31, 2021.

	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager; Other Accounts	Number	Assets	Number	Assets
Bryan C. Hinmon
Registered Investment Companies	4	$1.8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,717	$652 million	0	$0
Anthony L. Arsta
Registered Investment Companies	3	$1.6 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11,669	$1.8 billion	0	$0
William S. Barker
Registered Investment Companies	2	$1.0 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,299	$429 million	0	$0
Nathan G. Weisshaar
Registered Investment Companies	3	$1.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,305	$307 million	0	$0
Michael J. Olsen
Registered Investment Companies	1	$702 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3,740	$603 million	0	$0

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Portfolio Manager Compensation

Each portfolio manager’s base salary is determined by the Adviser based on his level of responsibility at the Adviser. In determining the amount of the base salary, the Adviser considered compensation levels in the mutual fund industry and in the geographic area of the Adviser, as well as compensation levels generally at the Adviser and its affiliates. Portfolio managers also are eligible for an incentive bonus, which is subjective. The bonus takes into consideration a number of factors including, but not limited to, performance, client satisfaction and service, and the profitability of the Adviser’s business.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The portfolio managers manage or provide investment advisory services for other accounts with investment strategies similar to the Funds, including other pooled investment vehicles, separately managed accounts and proprietary accounts of its affiliates, and some of the Adviser’s personnel, including the members of its investment committee, provide advisory services on behalf of the Adviser’s affiliate, Motley Fool Wealth Management (“MFWM”), particularly for MFWM’s separately managed accounts. Fees earned by the Adviser may vary among these accounts, and the Adviser's affiliates and/or the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Funds), with the result that other accounts could outperform the Funds.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account but the Funds are unable to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions or make recommendations for another account, including proprietary accounts of affiliates, that may adversely affect the value of securities held by the Funds. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed or advised by the portfolio managers are generally managed in a similar fashion and that the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients, including those of MFWM, in which the Funds have no interest and thus may have certain additional conflicts of interest. In addition, the Adviser or MFWM may act as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client or proprietary account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and Best Execution Guidelines, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Adviser also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients and proprietary accounts, and MFWM and the Adviser have adopted procedures to assure that neither MFWM nor the Adviser (or their respective clients) can benefit from an informational or trading advantage over the other. Generally, trades for proprietary accounts are executed through MFWM's trading desk in accordance with all these procedural safeguards.

In addition, The Motley Fool, LLC and other publishing affiliates of the Adviser (collectively, “Publishing Affiliates”) may publish opinions, and recommendations regarding the purchase and sale of securities, potentially including particular securities, industries, or market sectors in which a Fund has invested or that the Adviser is considering for purchase or sale by a Fund. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser, and they may adversely affect the prices of securities held by the Funds or the prices at which the Funds can purchase or sell particular securities. The Funds, the Adviser, and the Publishing Affiliates have adopted procedures designed to prevent the Publishing Affiliates’ personnel from obtaining or using nonpublic information about each Fund’s holdings or the Adviser’s strategy or actual or potential portfolio transactions and to prevent personnel of the Adviser from using information from the Publishing Affiliates and their publications before publication. These procedures include physical segregation of offices with controls on access, restrictions on electronic access to information, policies to maintain the confidentiality of information, and related training with respect to these policies. In addition, the procedures require monitoring by the chief compliance officer of the Adviser and the general counsel of the Publishing Affiliates through the review of transactions and publications, with the goal of identifying possible use of information by the Adviser or the Publishing Affiliates or their respective personnel in violation of applicable policies. Certain conflicts may nonetheless be deemed to exist to the extent that a Fund might benefit if a Publishing Affiliate recommends the purchase of a security held by a Fund or recommends the sale of a security being considered by a Fund for purchase, and to the extent that the price of a security on which a Publishing Affiliate has expressed an opinion could be affected by the Adviser’s purchase or sale of that security for a Fund. In this regard, members of the investment committee may consider analysis published by the Publishing Affiliates in making investment decisions for the Funds and other clients; however, they do not base their decisions solely on such analysis, and, as a matter of policy, decisions to purchase and sell securities for a Fund are made based on the Adviser’s best judgment, consistent with the best interests of each Fund.

Ownership of Fund Shares by the Portfolio Managers

As of the date of this SAI, the portfolio managers do not own any shares of the Funds as no shares of the Funds were outstanding prior to the date of this SAI.

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UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 25,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of the Fund and a Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, each Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of each Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, or resulting from certain corporate actions.

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CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Funds in instances permitted by the exemptive relief the Adviser is relying on in offering each Fund. When full or partial cash purchases of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to a Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Funds, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $500.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

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Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Funds. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Funds as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for each Fund is $500.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

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If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to each Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Each Fund’s entire portfolio holdings are publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent; Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

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The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

TYPE OF SERVICE PROVIDER	TYPICAL FREQUENCY OF ACCESS TO PORTFOLIO INFORMATION	RESTRICTIONS
Adviser	Daily	Ethical
Administrator	Daily	Contractual and ethical
Underwriter	Daily	Contractual and ethical
Custodian	Daily	Contractual and ethical
Auditor	During annual audit	Ethical
Legal Counsel	Regulatory filings, Board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers	Quarterly—filing and printing of portfolio holdings schedules and semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers Through Which the Fund Purchases and Sells Portfolio Securities	Daily access to the relevant purchase and/or sale—no broker/dealer has access to the Fund’s entire portfolio	Contractual and ethical

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share is computed by dividing the value of each Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Funds. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

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The values of securities held by each Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Funds and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of each Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of each Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes - General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2021, the Predecessor Funds had no unexpiring short-term or long-term losses.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Funds anticipate that their transactions involving foreign securities will be effected through ADRs and on principal stock exchanges for such securities. Fixed commissions on foreign stock exchange transactions are generally higher than are negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among a Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on each Fund.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

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For the fiscal year ended August 31, 2021, the fiscal year ended August 31, 2020, and the fiscal year ended August 31, 2019, the Predecessor Global Opportunities Fund paid brokerage commissions of $238,013, 137,221, and $134,968, respectively. For the fiscal year ended August 31, 2021, the fiscal year ended August 31, 2020, and the fiscal year ended August 31, 2019, the Predecessor Mid-Cap Growth Fund paid brokerage commission of $61,986, $62,701, and $82,163, respectively.

Directed Brokerage

During the fiscal year ended August 31, 2021, each Predecessor Fund directed a portion of its brokerage transactions to brokers for research services provided. The table below shows the amount of brokerage transactions directed for such services and related commissions paid by the Predecessor Global Opportunities Fund and the Predecessor Mid-Cap Growth Fund.

	Amount of Brokerage Transactions	Brokerage Commissions Paid
Predecessor Global Opportunities Fund	$163,815,488	$149,379
Predecessor Mid-Cap Growth Fund	$114,327,293	$61,986

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

The table below sets forth, for each Predecessor Fund’s most recently completed fiscal year, the Predecessor Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Predecessor Fund for securities lending activities, and the net income earned by the Predecessor Fund for securities lending activities.

	Predecessor Global Opportunities Fund	Predecessor Mid-Cap Growth Fund
Gross income from securities lending activities:	$98,138	$75,172
Fees paid to securities lending agent from a revenue split:	$0	$0
Fees paid for any cash collateral management service that are not included in the revenue split:	$16,971	$12,712
Administrative fees not included in revenue split:	$0	$0
Indemnification fee not included in revenue split:	$0	$0
Rebates (paid to borrower):	$40,110	$27,641
Other fees not included in revenue split:	$0	$0
Aggregate fees/compensation for securities lending activities:	$57,080	$40,353
Net income from securities lending activities:	$41,058	$34,819

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight. The Adviser’s proxy voting policies are summarized below.

Policies of the Funds’ Adviser

In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of each Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

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The Adviser generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. The Adviser has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with guidelines described in the Adviser’s Proxy Voting Policies and Procedures and to maintain records of such portfolio proxy voting. The Adviser’s Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

A summary of the Adviser’s Proxy Voting Policies and Procedures for the Funds is as follows:

It is the Adviser’s policy to vote all proxies the Funds receive in a manner that serves a Fund’s best interests. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors the Adviser considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of a Fund’s investment, and customary industry and business practices. The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

In certain situations there may be a conflict of interest in the voting of proxies between the interests of a Fund and its shareholders and those of the Adviser or an affiliate of the Adviser. The Adviser’s Proxy Voting Committee will address any such conflicts on a case-by-case basis. Generally, if the proposal that gives rise to the conflict is specifically addressed in the proxy voting guidelines, the Adviser will vote the portfolio proxy in accordance with the guidelines. If such proposal is not specifically addressed in the guidelines, or if the guidelines provide discretion to the Adviser (i.e., on a case-by-case basis), the Proxy Voting Committee will determine how to vote the portfolio proxy in the Funds’ best interests.

More Information

Each year, the Funds will make available the actual voting records relating to portfolio securities held by each Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-800-617-0004 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, approximately 88.823 billion shares have been classified into 199 classes. However, the Company only has approximately 54 active share classes that have begun investment operations. Under the Company’s charter, the Board has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

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The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for conducting the annual audit of the Funds’ financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian, the Distributor and the Administrator are affiliates.

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The administration fees paid by the Predecessor Funds to Fund Services, including waivers and reimbursements for the past three fiscal years, are as follows:

Predecessor Global Opportunities Fund	Administration and Accounting Fees Paid (after waivers and reimbursements)
For the fiscal year August 31, 2021	$206,230
For the fiscal year August 31, 2020	$180,333
For the fiscal year August 31, 2019	$163,728
Predecessor Mid-Cap Growth Fund
For the fiscal year August 31, 2021	$110,911
For the fiscal year August 31, 2020	$96,146
For the fiscal year August 31, 2019	$102,945

Legal Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

Because the Funds had not commenced operations as of August 31, 2021, the annual reports of the Company for the fiscal year ended August 31, 2021 do not contain any data regarding the Funds. Each Predecessor Fund’s Financial Statements for the fiscal year ended August 31, 2021, appearing in each Predecessor Fund’s annual report to shareholders dated August 31, 2021, and the report of Tait, Weller & Baker LLP, the Predecessor Funds' independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. For a more complete discussion of each Predecessor Fund’s performance, please see the Predecessor Funds' annual report to shareholders dated August 31, 2021, which may be obtained without charge.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” - A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” - A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” - Is assigned to an unrated issuer.

A-1

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - Securities possess high short-term default risk. Default is a real possibility.

“RD” - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) - The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” - Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” - Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” - Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

[1]	A long-term rating can also be used to rate an issue with short maturity.
A-2

“R-2 (low)” - Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” - Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” - Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” - Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” - Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

A-3

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” - This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” - Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A-4

“BBB” - Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” - Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” - Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” - A “CCC” rating indicates that substantial credit risk is present.

“CC” - A “CC” rating indicates very high levels of credit risk.

“C” - A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” - Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” - Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” - Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” - Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” - Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” - Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” - A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

A-5

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•      Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•      Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” - A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” - This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” - Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

A-6

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” - Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non- financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

A-7

THE RBB FUND, INC.

PEA 285/290

PART C: OTHER INFORMATION

Item 28.	EXHIBITS

(a)	Articles of Incorporation.

(1)	Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(8)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(9)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(10)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)	Articles of Amendment to Charter of the Registrant (Boston Partners Bond Fund – Institutional Class and Boston Partners Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)	Articles Supplementary of Registrant (Boston Partners All-Cap Value Fund – Institutional Class and Boston Partners Bond Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)	Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)	Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)	Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)	Articles of Amendment of Registrant (Robeco WPG Core Bond Fund – Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)	Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(44)	Articles of Amendment to Charter of the Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 2006.

(45)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)	Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(47)	Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(48)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(49)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(50)	Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

(51)	Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement (No. 33-20827) filed on July 17, 2007.

(52)	Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement (No. 33-20827) filed on September 4, 2007.

(53)	Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement (No. 33-20827) filed on December 17, 2007.

(54)	Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(55)	Articles Supplementary of Registrant (SAM Sustainable Global Active Fund, SAM Sustainable Themes Fund) are incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement (No. 33-20827) filed on January 26, 2009.

(56)	Articles Supplementary of Registrant (Perimeter Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(57)	Articles Supplementary of Registrant (S1 Fund) are incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2010.

(58)	Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund f/k/a Robeco Boston Partners Long/Short Research Fund) are incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 6, 2010.

(59)	Articles of Amendment of Registrant (WPG Partners Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(60)	Articles Supplementary of Registrant (Boston Partners Global Equity Fund (f/k/a Robeco Boston Partners Global Equity Fund) and Robeco Boston Partners International Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(61)	Articles Supplementary of Registrant (SGI U.S. Large Cap Equity Fund f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(62)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(63)	Articles Supplementary of Registrant (Boston Partners Global Long/Short Fund f/k/a Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(64)	Articles Supplementary of Registrant (Boston Partners Long/Short/ Research Fund – Institutional Class – Institutional Class f/k/a Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(65)	Articles Supplementary of Registrant (Matson Money U.S. Equity VI Portfolio, Matson Money International VI Equity Portfolio, Matson Money Fixed Income VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(66)	Articles Supplementary of Registrant (SGI Global Equity Fund f/k/a Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(67)	Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund – Institutional Class f/k/a Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(68)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund and Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(69)	Articles Supplementary of Registrant (Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 171 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2014.

(70)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(71)	Articles Supplementary of Registrant (Boston Partners Investment Funds) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(72)	Articles Supplementary of Registrant (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(73)	Articles Supplementary of Registrant (Campbell Core Carry Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(74)	Articles Supplementary of Registrant (Boston Partners Alpha Blue Dynamic Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(75)	Articles Supplementary of Registrant (SGI U.S. Large Cap Equity Fund – Class C f/k/a Summit Global Investments U.S. Low Volatility Equity Fund – Class C) are incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(76)	Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(77)	Articles Supplementary of Registrant (SGI Small Cap Equity Fund f/k/a Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(78)	Articles Supplementary of Registrant (Fasanara Capital Absolute Return Multi-Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement (No. 33-20827) filed on April 29, 2016.

(79)	Articles of Amendment of Registrant (Campbell Dynamic Trend Fund f/k/a Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(80)	Articles Supplementary of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) are incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

(81)	Articles of Amendment of Registrant (MFAM Emerging Markets Fund f/k/a Motley Fool Epic Voyage Fund) are incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2017.

(82)	Articles Supplementary of Registrant (Orinda Income Opportunities Fund) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(83)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund — Class T) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(84)	Articles Supplementary of Registrant (Campbell Systematic Macro Fund f/k/a Campbell Managed Futures 10V Fund) are incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(85)	Articles Supplementary of Registrant (Boston Partners Emerging Markets Fund) are incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

(86)	Articles Supplementary of Registrant (Motley Fool 100 Index ETF) are incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

(87)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund – Class I) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(88)	Articles Supplementary of Registrant (Boston Partners Global Long/Short Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(89)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(90)	Articles Supplementary of Registrant (Aquarius International Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(91)	Articles Supplementary of Registrant (Abbey Capital Multi Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(92)	Articles of Amendment of Registrant (SGI Global Equity Fund (f/k/a Dynamic U.S. Growth Fund)) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(93)	Articles of Amendment of Registrant (SGI Global Equity Fund f/k/a Summit Global Investments Global Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(94)	Articles of Amendment of Registrant (SGI U.S. Small Cap Equity Fund f/k/a Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(95)	Articles of Amendment of Registrant (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(96)	Articles of Amendment of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund) and MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(97)	Articles Supplementary of Registrant (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(98)	Articles Supplementary of Registrant (Motley Fool Innovation ETF) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(99)	Articles of Amendment of Registrant (MFAM Global Opportunities Fund, MFAM Small-Mid Cap Growth Fund, MFAM Emerging Markets Fund and MFAM Small-Cap Growth ETF) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(100)	Articles of Amendment of Registrant (MFAM Mid-Cap Growth Fund (f/k/a MFAM Small-Mid Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(101)	Articles Supplementary of Registrant (Boston Partners Global Equity Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(102)	Articles Supplementary of Registrant (Campbell Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(103)	Articles of Amendment of Registrant (SGI U.S. Large Cap Equity Fund, (f/k/a Summit Global Investments U.S. Low Volatility Equity Fund), SGI Global Equity Fund (f/k/a Summit Global Investments Global Low Volatility Fund), and SGI U.S. Small Cap Equity Fund (f/k/a Summit Global Investments Small Cap Low Volatility Fund)) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(104)	Articles of Amendment of Registrant (Campbell Systematic Macro Fund (f/k/a Campbell Managed Futures 10V Fund)) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(105)	Articles Supplementary of Registrant (SGI U.S. Large Cap Equity VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 261 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2020.

(106)	Articles Supplementary of Registrant (SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Conservative Fund) are incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(107)	Articles of Amendment of Registrant (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(108)	Articles Supplementary of Registrant (Stance Equity ESG Large Cap Core ETF) are incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(109)	Articles Supplementary of Registrant (YieldX Diversified Income ETF, YieldX High Income ETF, and YieldX Short-Term Income ETF) are incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(110)	Articles of Amendment of Registrant (SGI Small Cap Growth Fund f/k/a Bogle Investment Management Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(111)	Articles of Amendment of Registrant (DriveWealth Power Saver ETF f/k/a YieldX High Income ETF and DriveWealth Steady Saver ETF f/k/a YieldX Short-Term Income ETF) are incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(112)	Articles Supplementary of Registrant (Motley Fool Global Opportunities ETF, Motley Fool Mid-Cap Growth ETF, Motley Fool Next Index ETF, Motley Fool Capital Efficiency 100 Index ETF, WPG Partners Select Small Cap Value Fund and Boston Partners Global Sustainability Fund) are filed herewith.

	(113)	Articles Supplementary of Registrant (Optima Strategic Credit Fund) will be filed by amendment.

	(114)	Articles of Amendment of Registrant (SGI Small Cap Core Fund f/k/a SGI Small Cap Growth Fund) will be filed by amendment.
(b)		By-Laws.

(1)	By-Laws, as amended, are incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(c)	Instruments Defining Rights of Security Holders.

(1)	See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)	Investment Advisory Contracts.

(1)	Reserved.

(2)	Reserved.

(3)	Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement (No. 33-20827) filed on February 27, 2008.

(4)	Amendment No. 1 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(5)	Reserved.

(6)	Expense Limitation and Reimbursement Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 261 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2020.

(7)	Investment Advisory Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(8)	Expense Limitation and Reimbursement Agreement (SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, and SGI Global Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(9)	Investment Advisory Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(10)	Addendum No. 1 to Investment Advisory Agreement (Boston Partners Global Long/Short Fund f/k/a Robeco Boston Partners Global Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(11)	Investment Advisory Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(12)	Contractual Fee Waiver Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(13)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Amended and Restated Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Offshore Fund SPC (f/k/a Abbey Capital Offshore Fund Limited) and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(15)	Reserved.

(16)	Reserved.

(17)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(18)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(a)	Amendment to Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(19)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and P/E Global LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(20)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(21)	Reserved.

(22)	Addendum No. 2 to Investment Advisory Agreement (WPG Partners Small/Micro Cap Value Fund f/k/a Robeco WPG Small/Micro Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(23)	Investment Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(24)	Reserved.

(25)	Reserved.

(26)	Reserved.

(27)	Sub-Advisory Agreement (Adara Smaller Companies Fund) among Registrant, Altair Advisers LLC and Aperio Group, LLC will be filed by amendment.

(28)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(29)	Reserved.

(30)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(31)	Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pier Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(32)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(33)	Addendum No. 3 to Investment Advisory Agreement (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(34)	Investment Advisory Agreement (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(35)	Contractual Fee Waiver (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(36)	Reserved.

(37)	Reserved.

(38)	Reserved.

(39)	Investment Advisory Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(40)	Expense Limitation and Reimbursement Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money Inc. is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(41)	Addendum No. 4 to Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(42)	First Amendment to Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(43)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Aspect Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(44)	Investment Advisory Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(45)	Expense Limitation and Reimbursement Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(46)	Investment Advisory Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(47)	Investment Advisory Agreement (Campbell Systematic Macro Fund) between Campbell Systematic Macro Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(48)	Expense Limitation and Reimbursement Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(49)	Addendum No. 5 to Investment Advisory Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(50)	Reserved.

(51)	Investment Advisory Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund) and MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(52)	Expense Limitation and Reimbursement Agreement (MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund (f/k/a MFAM Small-Mid Cap Growth Fund) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(53)	Expense Limitation and Reimbursement Agreement (Abbey Capital Futures Strategy Fund and Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(54)	Investment Advisory Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(55)	Investment Advisory Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(56)	Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers, LLC and Aperio Group, LLC will be filed by amendment.

(57)	Investment Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(58)	Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Mawer Investment Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(59)	Investment Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Setanta Asset Management Limited is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(60)	Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(61)	Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between Abbey Capital Multi Asset Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(62)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Aspect Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(63)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(64)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(65)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Welton Investment Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(66)	Reserved.

(67)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Welton Investment Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(68)	Amendment No. 2 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(69)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Tudor Investment Corporation is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(70)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Tudor Investment Corporation is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(71)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Onshore Series LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(72)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Master Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(73)	Investment Advisory Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small Cap Growth ETF)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(74)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Episteme Capital Partners (UK) LLP is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(75)	Investment Co-Advisory Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(76)	Expense Limitation and Reimbursement Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(77)	Investment Advisory Agreement (Campbell Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(78)	Investment Advisory Agreement (Campbell Advantage Fund) between Campbell Advantage Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(79)	Addendum No. 6 to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II and Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(80)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Crabel Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 260 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2020.

(81)	Investment Advisory Agreement (SGI U.S. Large Cap Equity VI Portfolio) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(82)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(83)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (Abbey Capital Futures Strategy Fund and Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(84)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (SGI Funds) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(85)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (Boston Partners Funds) between Registrant and Boston Partners Global Investors, Inc. will be filed by amendment.

(86)	Investment Advisory Agreement (SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Conservative Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(87)	Addendum No. 7 to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II, Boston Partners Emerging Markets Fund and Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(88)	Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Crabel Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(89)	Investment Advisory Agreement (Stance Equity ESG Large Cap Core ETF) between Registrant and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(90)	Form of Sub-Advisory Agreement (Stance Equity ESG Large Cap Core ETF) between Red Gate Advisers, LLC and Stance Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant's Registration Statement (No. 33-20827) filed on November 23, 2020.

(91)	Sub-Advisory Agreement (Stance Equity ESG Large Cap Core ETF) among Registrant, Red Gate Advisers, LLC and Vident Investment Advisory, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(92)	Form of Expense Limitation and Reimbursement Agreement (Stance Equity ESG Large Cap Core ETF) between Registrant and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant's Registration Statement (No. 33-20827) filed on November 23, 2020.

(93)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Registrant, Abbey Capital Limited, Abbey Capital Onshore Series LLC, Abbey Capital Offshore Fund SPC and Winton Capital Management Limited is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(94)	Amended Appendix A to Expense Limitation and Reimbursement Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement (No. 33-20827) filed on December 18, 2020.

(95)	Investment Advisory Agreement (DriveWealth Power Saver ETF and DriveWealth Steady Saver ETF) between Registrant and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(96)	Sub-Advisory Agreement (DriveWealth Power Saver ETF and DriveWealth Steady Saver ETF) between Red Gate Advisers, LLC and YieldX Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(97)	Sub-Advisory Agreement (DriveWealth Power Saver ETF and DriveWealth Steady Saver ETF) among Registrant, Red Gate Advisers, LLC and Vident Investment Advisory, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(98)	Form of Expense Limitation and Reimbursement Agreement (DriveWealth Power Saver ETF and DriveWealth Steady Saver ETF) between Registrant and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(99)	Investment Advisory Agreement (YieldX Diversified Income ETF) between Registrant and Red Gate Advisers, LLC will be filed by amendment.

(100)	Sub-Advisory Agreement (YieldX Diversified Income ETF) between Red Gate Advisers, LLC and YieldX Advisers, LLC will be filed by amendment.

(101)	Sub-Advisory Agreement (YieldX Diversified Income ETF) among Registrant, Red Gate Advisers, LLC and Vident Investment Advisory, LLC will be filed by amendment.

(101)	Expense Limitation and Reimbursement Agreement (YieldX Diversified Income ETF) between Registrant and Red Gate Advisers, LLC will be filed by amendment.

(102)	Investment Advisory Agreement (SGI Small Cap Growth Fund f/k/a Bogle Investment Management Small Cap Growth Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 283 to the Registrant’s Registration Statement (No. 33-20827) filed on October 15, 2021.

(103)	Expense Limitation and Reimbursement Agreement (SGI Small Cap Growth Fund f/k/a Bogle Investment Management Small Cap Growth Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 283 to the Registrant’s Registration Statement (No. 33-20827) filed on October 15, 2021.

(104)	Form of Investment Advisory Agreement (Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement (No. 333-259835) filed on November 24, 2021.

(105)	Investment Advisory Agreement (Optima Strategic Credit Fund) between Registrant and Optima Asset Management LLC will be filed by amendment.

(106)	Sub-Advisory Agreement (Optima Strategic Credit Fund) among Registrant, Optima Asset Management LLC, and Anthony Capital Management, LLC will be filed by amendment.

(107)	Expense Limitation and Reimbursement Agreement (Optima Strategic Credit Fund) between Registrant and Optima Asset Management LLC will be filed by amendment.

(108)	Addendum No. 8 to Investment Advisory Agreement (Boston Partners Global Sustainability Fund and WPG Partners Select Small Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. will be filed by amendment.

(109)	Investment Advisory Agreement (Motley Fool Next Index ETF and Motley Fool Capital Efficiency 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC will be filed by amendment.

(110)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Limited, Abbey Capital Onshore Series LLC, Abbey Capital Offshore Fund SPC and R. G. Niederhoffer Capital Management, Inc. will be filed by amendment.

(e)	Underwriting Contracts.

(1)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Amendment to Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated July 11, 2017 is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(b)	Amendment to Distribution Agreement (Abbey Capital Multi-Asset Fund) between Registrant, Quasar Distributors, LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(c)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(d)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(e)	Novation Agreement between Registrant, Quasar Distributors, LLC and Abbey Capital Limited will be filed by amendment.

(2)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Form of Amendment to the Distribution Agreement (Aquarius International Fund) between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(b)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(c)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(d)	Novation Agreement between Registrant, Quasar Distributors, LLC and Altair Advisers LLC will be filed by amendment.

(3)	Reserved.

(4)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(b)	Amendment to Distribution Agreement (Boston Partners Global Equity Advantage Fund) between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(c)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(d)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(e)	Novation Agreement between Registrant, Quasar Distributors, LLC and Boston Partners Global Investors, Inc. will be filed by amendment.

(5)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Amendment to the Distribution Agreement (Campbell Systematic Macro Fund (f/k/a Campbell Managed Futures 10V Fund)) between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(b)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(c)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(d)	Novation Agreement between Registrant, Quasar Distributors, LLC and Campbell & Company Investment Adviser LLC will be filed by amendment.

(6)	Distribution Agreement between Registrant, Vigilant Distributors, LLC (f/k/a/ Herald Investment Marketing, LLC) and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(7)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(a)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(b)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(c)	Novation Agreement between Registrant, Quasar Distributors, LLC and Summit Global Investments, LLC will be filed by amendment.

(8)	Distribution Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund) and MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund)) between Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(9)	Distribution Agreement (Orinda Income Opportunities Fund) between Registrant, Quasar Distributors, LLC, and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(a)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(b)	First Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Orinda Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(c)	Novation Agreement between Registrant, Quasar Distributors, LLC and Orinda Asset Management LLC will be filed by amendment.

(10)	ETF Distribution Agreement (Motley Fool 100 Index ETF) between Registrant, Quasar Distributors, LLC, and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(a)	First Amendment to the ETF Distribution Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant, Quasar Distributors, LLC and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(b)	Novation Agreement between Registrant, Quasar Distributors, LLC, and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(c)	First Amendment to the ETF Distribution Agreement between Registrant, Quasar Distributors, LLC, and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(d)	Amendment to ETF Distribution Agreement (Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF) between Registrant, Quasar Distributors, LLC and Motley Fool Asset Management, LLC will be filed by amendment.

(e)	Novation Agreement between Registrant, Quasar Distributors, LLC and Motley Fool Asset Management LLC will be filed by amendment.

(11)	Distribution Agreement (Stance Equity ESG Large Cap Core ETF) among Registrant, Vigilant Distributors, LLC and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(a)	Amendment to Distribution Agreement (DriveWealth Power Saver ETF and DriveWealth Steady Saver ETF) among Registrant, Vigilant Distributors, LLC and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(b)	Amendment to Distribution Agreement (YieldX Diversified Income ETF) among Registrant, Vigilant Distributors, LLC and Red Gate Advisers, LLC will be filed by amendment.

(12)	Form of Authorized Participant Agreement (Stance Equity ESG Large Cap Core ETF) is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(f)	Bonus or Profit Sharing Contracts.

(1)	Form of Deferred Compensation Plan is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(2)	Form of Deferred Compensation Agreement is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(g)	Custodian Agreement.

(1)	Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 260 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2020.

(2)	First Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(3)	Second Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(4)	Third Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 284 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2021.

(5)	Fourth Amendment to the Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association will be filed by amendment.

(h)	Other Material Contracts.

(1)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(2)	Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 260 to the Registrant’s Registration Statement (No. 33-20827) filed on February 14, 2020.

(3)	Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(4)	Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2019 is incorporated herein by reference to Post-Effective Amendment No. 256 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2019.

(5)	First Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(6)	First Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(7)	First Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(8)	Form of Second Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(9)	Form of Second Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(10)	Second Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(11)	Third Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(12)	Third Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(13)	Fourth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(14)	Fourth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(15)	Third Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(16)	Fifth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(17)	Fifth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(18)	Sixth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(19)	Sixth Amendment to the Amended and Restated Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(20)	Fourth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(i)	(1)	Consent of Counsel is filed herewith.

	(2)	Opinion of Counsel is filed herewith.

(j)	Not applicable.

(k)	None.

(l)	Initial Capital Agreements.

(1)	Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990. (P)

(3)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990. (P)

(4)	Subscription Agreement between Registrant and Counselors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(6)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)	Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(8)	Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(11)	Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)	Purchase Agreement (WPG Partners Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(13)	Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(14)	Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(15)	Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(16)	Purchase Agreement (Boston Partners Long/Short Research Fund f/k/a Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(17)	Form of Purchase Agreement (Boston Partners Global Equity Fund f/k/a Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(18)	Form of Purchase Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(19)	Purchase Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(20)	Form of Purchase Agreement (Boston Partners Global Long/Short Fund – Investor Class f/k/a Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(21)	Form of Purchase Agreement (Boston Partners Global Long/Short Fund-Institutional Class f/k/a Robeco Boston Partners Global Long/Short Fund-Institutional Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(22)	Form of Purchase Agreement (SGI Global Equity Fund f/k/a Scotia Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(23)	Form of Purchase Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(24)	Form of Purchase Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(25)	Purchase Agreement (Boston Partners Emerging Markets Dynamic Equity Fund f/k/a Boston Partners Emerging Markets Long/Short Fund) between Registrant and Robeco Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(26)	Form of Purchase Agreement (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(27)	Form of Purchase Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund) and MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

(28)	Form of Purchase Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(29)	Purchase Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(30)	Form of Purchase Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

(31)	Form of Purchase Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

(32)	Purchase Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(33)	Form of Purchase Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(34)	Purchase Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(35)	Purchase Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(36)	Purchase Agreement (Campbell Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement (No. 33-20827) filed on October 21, 2019.

(37)	Purchase Agreement (SGI U.S. Large Cap Equity VI Portfolio) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 264 to the Registrant’s Registration Statement (No. 33-20827) filed on April 28, 2020.

(38)	Purchase Agreement (SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Conservative Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 266 to the Registrant’s Registration Statement (No. 33-20827) filed on June 8, 2020.

(39)	Purchase Agreement (Stance Equity ESG Large Cap Core ETF) between Registrant and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(40)	Purchase Agreement (DriveWealth Power Saver ETF and DriveWealth Steady Saver ETF) between Registrant and Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(41)	Form of Purchase Agreement (Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF) between Registrant and Motley Fool Asset Management, LLC is filed herewith.

(42)	Purchase Agreement (Optima Strategic Credit Fund) between Registrant and Optima Asset Management LLC will be filed by amendment.

(43)	Purchase Agreement (Boston Partners Global Sustainability Fund and WPG Partners Select Small Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. will be filed by amendment.

(44)	Purchase Agreement (Motley Fool Next Index ETF and Motley Fool Capital Efficiency 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC will be filed by amendment.

(m)	Rule 12b-1 Plan.

(1)	Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(2)	Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(3)	Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(4)	Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(5)	Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(6)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(7)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners Long/Short Research Fund-Investor Class f/k/a Robeco Boston Partners Long/Short Research Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(8)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners Global Equity Fund-Investor Class f/k/a Robeco Boston Partners Global Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(9)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners International Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(10)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund — Retail Class) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(11)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund – Class A) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(12)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners Global Long/Short Fund – Investor Class f/k/a Robeco Boston Partners Global Long/Short Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 154 to the Registrant’s Registration Statement (No. 33-20827) filed on July 11, 2013.

(13)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(15)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund —Class C) is incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(16)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund – Retail Class) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(17)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Small-Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund – Class C) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(18)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class T) is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(19)	Plan of Distribution pursuant to Rule 12b-1 (Orinda Income Opportunities Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(20)	Plan of Distribution pursuant to Rule 12b-1 (Orinda Income Opportunities Fund — Class D) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(21)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 257 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2019.

(22)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class P) is incorporated herein by reference to Post-Effective Amendment No. 257 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2019.

(23)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 257 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2019.

(24)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class A Shares (formerly Class II Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(25)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class C Shares (formerly Institutional Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(26)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class A Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(27)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class C Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(28)	Plan of Distribution pursuant to Rule 12b-1 (Optima Strategic Credit Fund) will be filed by amendment.

(n)	Rule 18f-3 Plan.

(1)	Amended Rule 18f-3 Plan will be filed by amendment.

(p)	Code of Ethics.

(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(2)	Code of Ethics of Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(3)	Code of Ethics of Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(4)	Code of Ethics of Foreside Financial Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(5)	Code of Ethics of Summit Global Investments, LLC will be filed by amendment.

(6)	Code of Ethics of Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registrant’s Registration Statement (No. 33-20827) filed on November 23, 2020.

(7)	Code of Ethics of Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(8)	Code of Ethics of Aperio Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 282 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2021.

(9)	Code of Ethics of Driehaus Capital Management LLC will be filed by amendment.

(10)	Code of Ethics of Pacific Ridge Capital Partners, LLC will be filed by amendment.

(11)	Code of Ethics of Pier Capital LLC is incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(12)	Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(13)	Code of Ethics of Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(14)	Code of Ethics of Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 263 to the Registrant’s Registration Statement (No. 33-20827) filed on March 25, 2020.

(15)	Code of Ethics of Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(16)	Code of Ethics of Mawer Investment Management Ltd. will be filed by amendment.

(17)	Code of Ethics of Setanta Asset Management Limited will be filed by amendment.

(18)	Code of Ethics of Red Gate Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(19)	Code of Ethics of Stance Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(20)	Code of Ethics of Vident Investment Advisory, LLC is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(21)	Code of Ethics of Vigilant Distributors, LLC (f/k/a Herald Investment Marketing, LLC) is incorporated herein by reference to Post-Effective Amendment No. 273 to the Registrant’s Registration Statement (No. 33-20827) filed on March 11, 2021.

(22)	Code of Ethics of YieldX Advisers, LLC is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement (No. 33-20827) filed on July 26, 2021.

(23)	Code of Ethics of Optima Asset Management LLC will be filed by amendment.

(24)	Code of Ethics of Anthony Capital Management, LLC will be filed by amendment.

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30.	INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 12 of the Investment Advisory Agreement between Registrant and Boston Partners Global Investors, Inc. (“Boston Partners”) (f/k/a Robeco Investment Management, Inc.), incorporated herein by reference to exhibit (d)(9), provides for the indemnification of Boston Partners against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), (“Matson Money”) incorporated herein by reference as exhibits (d)(3) and (d)(39) provides for the indemnification of Matson Money against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Summit Global Investments, LLC (“SGI”) incorporated herein by reference as exhibits (d)(7), (d)(11), (d)(34), (d)(81), (d)(86) and (d)(102) provides for the indemnification of SGI against certain losses.

Section 12 of each of the Investment Advisory Agreements with Abbey Capital Limited (“Abbey Capital”) incorporated herein by reference as exhibits (d)(13), (d)(60) and (d)(61) provides for the indemnification of Abbey Capital against certain losses.

Section 13 of each of the Investment Advisory Agreements with Abbey Capital incorporated herein by reference as exhibits (d)(14) and (d)(71) provides for the indemnification of Abbey Capital against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Altair Advisers LLC (“Altair”) incorporated herein by reference as exhibits (d)(23) and (d)(55) provide for indemnification of Altair against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Campbell & Company Investment Adviser LLC (“CCIA”) incorporated herein by reference as exhibits (d)(46), (d)(47), (d)(77), and (d)(78) provide for indemnification of CCIA against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant, Boston Partners, and CCIA incorporated herein by reference as exhibit (d)(75) provides for indemnification of Boston Partners and CCIA against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Motley Fool Asset Management, LLC (“Motley Fool”) incorporated herein by reference to exhibits (d)(51), (d)(54), (d)(73), and (d)(104) provides for indemnification of Motley Fool against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Orinda Asset Management LLC (“Orinda”) incorporated herein by reference to exhibit (d)(44) provides for indemnification of Orinda against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Red Gate Advisers, LLC (“Red Gate”) incorporated herein by reference to exhibits (d)(89) and (d)(95) provides for indemnification of Red Gate against certain losses.

Section 8 of each of the Distribution Agreements between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibits (e)(1) – (e)(5), (e)(7), and (e)(9) provide for the indemnification of Quasar Distributors, LLC against certain losses.

Section 8 of each of the Distribution Agreements between Registrant and Vigilant Distributors, LLC incorporated herein by reference to exhibits (e)(6), (e)(11), and (e)(13) provide for the indemnification of Vigilant Distributors, LLC against certain losses.

Section 7 of the Distribution Agreement between Registrant and Foreside Funds Distributors, LLC incorporated herein by reference to exhibit (e)(8) provides for the indemnification of Foreside Funds Distributors, LLC against certain losses.

Section 6 of the Distribution Agreement between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibit (e)(10) provides for the indemnification of Quasar Distributors, LLC against certain losses.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	Boston Partners Global Investors, Inc.

The sole business activity of Boston Partners Global Investors, Inc. (“Boston Partners”), One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165, is to serve as an investment adviser. Boston Partners provides investment advisory services to the Boston Partners Funds and the WPG Partners Funds.

Boston Partners is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of Boston Partners is as follows:

Name and Position with Boston Partners	Other Company	Position With Other Company
Joseph F. Feeney, Jr. Chief Executive Officer, Chief Investment Officer	Robeco US Holding, Inc.	Director
William George Butterly, III General Counsel, Director of Sustainability & Engagement	Robeco Institutional Asset Management US Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary
	Boston Partners Securities LLC	Chief Legal Officer
	Robeco Trust Company	Chief Operating Officer, Secretary & Director
	RobecoSAM USA, Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary
	Robeco Boston Partners (UK) Limited	Director, Chief Operating Officer & Secretary

Gregory Varner Chief Financial Officer
Matthew Davis Chief Administrative Officer	Robeco Institutional Asset Management US Inc.	President, Treasurer & Director
	Boston Partners Securities LLC	Chief Financial Officer
	Robeco Trust Company	Director, President, Chief Financial Officer, Treasurer & Director
	Robeco Boston Partners (UK) Limited	Chief Financial Officer
Mark Kuzminskas Chief Operating Officer
David Steyn Director	ORIX Corporation Europe N.V.	Chief Executive Officer
Leni M. Boeren Director	ORIX Corporation Europe N.V.	Chief Operating Officer
	Robeco Institutional Asset Management B.V.	Director
	RobecoSAM AG	Director
	RobecoSAM USA, Inc.	Director
Martin Mlynár Director	Corestone Investment Managers AG	Chief Executive Officer
	Source Capital AG	Board Member
	Source Capital Holding AG	Board Member

2.	Matson Money, Inc.:

The sole business activity of Matson Money, Inc. (“Matson Money”), 5955 Deerfield Blvd., Mason, Ohio 45040, is to serve as an investment adviser. Matson Money is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Matson Money indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Matson Money, Inc.	Name of Other Company	Position With Other Company
Mark E. Matson CEO	Keep It Tight Fitness, LLC	50% owner
Mark E. Matson CEO	The Matson Family Foundation	100% owner
Michelle Matson Vice President/ Secretary	None	None
Daniel J. List Chief Compliance Officer	None	None

3.	Summit Global Investments, LLC:

The sole business activity of Summit Global Investments, LLC (“SGI”), 620 South Main Street, Bountiful, Utah 84010, is to serve as an investment adviser. SGI is registered under the Investment Advisers Act of 1940.

The only employment of a substantial nature of each of SGI’s directors and officers is with SGI.

4.	Abbey Capital Limited:

The only employment of a substantial nature of each of Abbey Capital Limited directors and officers is with Abbey Capital Limited.

5.	Altair Advisers LLC:

The only employment of a substantial nature of each of Altair Advisers LLC directors and officers is with Altair Advisers LLC.

6.	Campbell & Company Investment Adviser LLC:

The principal business activity of Campbell & Company Investment Adviser LLC (“CCIA”), 2850 Quarry Lake Drive, Baltimore, Maryland 21209, is to serve as an investment adviser. CCIA is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of CCIA indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with CCIA	Name of Other Company	Position With Other Company
G. Williams Andrews Chief Executive Officer	Campbell & Company, LP	Chief Executive Officer
	Campbell & Company, LLC	Director and Chief Executive Officer
	Campbell Financial Services, LLC	Director
	Campbell Core Offshore Limited	Director
	Campbell Equity Advantage Offshore Fund Limited	Director
	Campbell Advantage Offshore Limited	Director
	Campbell Offshore Fund Limited	Director

Dr. Kevin Cole Chief Investment Officer	Campbell & Company, LP	Chief Investment Officer
	Campbell & Company, LLC	Director and Chief Investment Officer
Thomas P. Lloyd General Counsel & Secretary	Campbell & Company, LP	General Counsel, Chief Compliance Officer, and Secretary
	Campbell & Company, LLC	Director and Secretary
	Campbell Core Offshore Limited	Director
	Campbell Financial Services, LLC	Director, President, Chief Compliance Officer, and Secretary
	Campbell Advantage Offshore Limited	Director
Gabriel A. Morris Chief Operating Officer	Campbell & Company, LP	Chief Operating Officer
	Campbell Financial Services, LLC	Director, Chief Financial Officer, Chief Operating Officer, and Treasurer
	Campbell & Company, LLC	Director and Chief Operating Officer

7.	Motley Fool Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Motley Fool Asset Management, LLC and each director, officer, or partner of Motley Fool Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Motley Fool Asset Management, LLC, as filed with the SEC on December 24, 2020, and is incorporated herein by this reference.

8.	Orinda Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Orinda Asset Management, LLC and each director, officer, or partner of Orinda Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Orinda Asset Management LLC, as filed with the SEC on July 7, 2021, and is incorporated herein by this reference.

9.	Red Gate Advisers, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Red Gate Advisers, LLC and each director, officer, or partner of Red Gate Advisers, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Red Gate Advisers, LLC, as filed with the SEC on November 9, 2021, and is incorporated herein by this reference.

10.	Optima Asset Management LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Optima Asset Management LLC and each director, officer, or partner of Optima Asset Management LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Optima Asset Management LLC, as filed with the SEC on April 16, 2021, and is incorporated herein by this reference.

Item 32.	PRINCIPAL UNDERWRITER

(a)(1) Quasar Distributors, LLC (“Quasar”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Aasgard Small & Mid Cap Fund, Series of Advisors Series Trust
2.	American Trust Allegiance Fund, Series of Advisors Series Trust
3.	Capital Advisors Growth Fund, Series of Advisors Series Trust
4.	Chase Growth Fund, Series of Advisors Series Trust
5.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
6.	Edgar Lomax Value Fund, Series of Advisors Series Trust
7.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
8.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
9.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
10.	Huber Large Cap Value Fund, Series of Advisors Series Trust
11.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.	Huber Small Cap Value Fund, Series of Advisors Series Trust
14.	Logan Capital International Fund, Series of Advisors Series Trust
15.	Logan Capital Large Cap Core Fund, Series of Advisors Series Trust
16.	Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
17.	Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust
18.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
19.	PIA BBB Bond Fund, Series of Advisors Series Trust
20.	PIA High Yield Fund, Series of Advisors Series Trust
21.	PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust
22.	PIA MBS Bond Fund, Series of Advisors Series Trust
23.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
24.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
25.	Poplar Forest Partners Fund, Series of Advisors Series Trust
26.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
27.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
28.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.	Pzena Small Cap Value Fund, Series of Advisors Series Trust

30.	Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
31.	Scharf Fund, Series of Advisors Series Trust
32.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
33.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.	Semper Brentview Dividend Growth Equity Fund, Series of Advisors Series Trust
35.	Semper MBS Total Return Fund, Series of Advisors Series Trust
36.	Semper Short Duration Fund, Series of Advisors Series Trust
37.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
38.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
39.	The Aegis Funds
40.	Allied Asset Advisors Funds
41.	Alpha Architect ETF Trust
42.	Angel Oak Funds Trust
43.	Angel Oak Strategic Credit Fund
44.	Barrett Opportunity Fund, Inc.
45.	Bridges Investment Fund, Inc.
46.	Brookfield Investment Funds
47.	Buffalo Funds
48.	Cushing® Mutual Funds Trust
49.	DoubleLine Funds Trust
50.	Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
51.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
52.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
53.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
54.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
55.	The Acquirers Fund, Series of ETF Series Solutions
56.	AI Powered International Equity ETF, Series of ETF Series Solutions
57.	AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions
58.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
59.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
60.	Aptus Defined Risk ETF, Series of ETF Series Solutions
61.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
62.	Blue Horizon BNE ETF, Series of ETF Series Solutions
63.	CBOE Vest S&P 500 Dividend Aristocrats Target Income ETF, Series of ETF Series Solutions
64.	Change Finance ESG International Fossil Free ETF, Series of ETF Series Solutions
65.	Change Finance U.S. Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions
66.	ClearShares OCIO ETF, Series of ETF Series Solutions
67.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
68.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
69.	Deep Value ETF, Series of ETF Series Solutions
70.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
71.	Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
72.	Hoya Capital Housing ETF, Series of ETF Series Solutions
73.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
74.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
75.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
76.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
77.	Loncar China BioPharma ETF, Series of ETF Series Solutions
78.	Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions
79.	Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions

80.	Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions
81.	Nationwide Risk-Managed Income ETF, Series of ETF Series Solutions
82.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
83.	Opus Small Cap Value ETF, Series of ETF Series Solutions
84.	Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions
85.	US Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
86.	US Global JETS ETF, Series of ETF Series Solutions
87.	US Vegan Climate ETF, Series of ETF Series Solutions
88.	Volshares Large Cap ETF, Series of ETF Series Solutions
89.	First American Funds, Inc.
90.	FundX Investment Trust
91.	The Glenmede Fund, Inc.
92.	The Glenmede Portfolios
93.	The GoodHaven Funds Trust
94.	Greenspring Fund, Incorporated
95.	Harding, Loevner Funds, Inc.
96.	Hennessy Funds Trust
97.	Horizon Funds
98.	Hotchkis & Wiley Funds
99.	Intrepid Capital Management Funds Trust
100.	Jacob Funds Inc.
101.	The Jensen Quality Growth Fund Inc.
102.	Kirr, Marbach Partners Funds, Inc.
103.	AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
104.	Core Alternative ETF, Series of Listed Funds Trust
105.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
106.	LKCM Funds
107.	LoCorr Investment Trust
108.	Lord Asset Management Trust
109.	MainGate Trust
110.	ATAC Rotation Fund, Series of Managed Portfolio Series
111.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
112.	Ecofin Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
113.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
114.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
115.	Great Lakes Bond Fund, Series of Managed Portfolio Series
116.	Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
117.	Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
118.	Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
119.	Jackson Square Global Growth Fund, Series of Managed Portfolio Series
120.	Jackson Square International Growth Fund, Series of Managed Portfolio Series
121.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
122.	Jackson Square Select 20 Growth Fund, Series of Managed Portfolio Series
123.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
124.	LK Balanced Fund, Series of Managed Portfolio Series
125.	Muhlenkamp Fund, Series of Managed Portfolio Series
126.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
127.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
128.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
129.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
130.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series

131.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
132.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
133.	TorrayResolute Small/Mid Cap Growth Fund, Series of Managed Portfolio Series
134.	Tortoise Energy Evolution Fund, Series of Managed Portfolio Series
135.	Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
136.	Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series
137.	Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
138.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
139.	Argent Small Cap Fund, Series of Manager Directed Portfolios
140.	Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios
141.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
142.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
143.	iM DBi Hedge Strategy ETF, Series of Manager Directed Portfolios
144.	iM DBi Managed Futures Strategy ETF, Series of Manager Directed Portfolios
145.	iM Dolan McEniry Corporate Bond Fund, Series of Manager Directed Portfolios
146.	Pemberwick Fund, Series of Manager Directed Portfolios
147.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
148.	Matrix Advisors Funds Trust
149.	Matrix Advisors Value Fund, Inc.
150.	Monetta Trust
151.	Nicholas Equity Income Fund, Inc.
152.	Nicholas Fund, Inc.
153.	Nicholas II, Inc.
154.	Nicholas Limited Edition, Inc.
155.	Permanent Portfolio Family of Funds
156.	Perritt Funds, Inc.
157.	Procure ETF Trust I
158.	Procure ETF Trust II
159.	Professionally Managed Portfolios
160.	Prospector Funds, Inc.
161.	Provident Mutual Funds, Inc.
162.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
163.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
164.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
165.	Aquarius International Fund, Series of The RBB Fund, Inc.
166.	SGI Small Cap Growth Fund, Series of The RBB Fund, Inc.
167.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
168.	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Emerging Markets Long/Short Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Global Equity Advantage Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
173.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
174.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
175.	Boston Partners Small Cap Value II Fund, Series of The RBB Fund, Inc.
176.	Campbell Advantage Fund, Series of The RBB Fund, Inc.
177.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
178.	MFAM Small-Cap Growth ETF, Series of The RBB Fund, Inc.
179.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
180.	Orinda Income Opportunities Fund, Series of The RBB Fund, Inc.
181.	SGI Conservative Fund, Series of The RBB Fund, Inc.

182.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
183.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
184.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
185.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
186.	SGI U.S. Large Cap Equity VI Portfolio, Series of The RBB Fund, Inc.
187.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
188.	WPG Partners Small/Micro Cap Value Fund, Series of The RBB Fund, Inc.
189.	RBC Funds Trust
190.	Series Portfolios Trust
191.	Thompson IM Funds, Inc.
192.	TrimTabs ETF Trust
193.	Trust for Advised Portfolios
194.	Barrett Growth Fund, Series of Trust for Professional Managers
195.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
196.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
197.	Convergence Long/Short Equity Fund, Series of Trust for Professional Managers
198.	Convergence Market Neutral Fund, Series of Trust for Professional Managers
199.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
200.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
201.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
202.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
203.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
204.	Jensen Quality Value Fund, Series of Trust for Professional Managers
205.	Marketfield Fund, Series of Trust for Professional Managers
206.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
207.	Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
208.	Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers
209.	Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers
210.	Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers
211.	Snow Capital Long/Short Opportunity Fund, Series of Trust for Professional Managers
212.	Snow Capital Small Cap Value Fund, Series of Trust for Professional Managers
213.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
214.	USQ Core Real Estate Fund
215.	Wall Street EWM Funds Trust
216.	Wisconsin Capital Funds, Inc.

(a)(2) Foreside Funds Distributors LLC serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Fairholme Funds, Inc.
2.	FundVantage Trust
3.	GuideStone Funds
4.	Matthews International Funds (d/b/a Matthews Asia Funds)
5.	Motley Fool Funds, Series of The RBB Fund, Inc.
6.	New Alternatives Fund
7.	Old Westbury Funds, Inc.
8.	The Torray Fund
9.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)
10.	Versus Capital Real Assets Fund LLC

(a)(3) Vigilant Distributors, LLC serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Free Market Fixed Income Fund, Series of The RBB Fund, Inc.
2.	Free Market International Equity Fund, Series of The RBB Fund, Inc.
3.	Free Market US Equity Fund, Series of The RBB Fund, Inc.
4.	Matson Money Fixed Income VI Portfolio, Series of The RBB Fund, Inc.
5.	Matson Money International Equity VI Portfolio, Series of The RBB Fund, Inc.
6. 7. 8.	Matson Money US Equity VI Portfolio, Series of The RBB Fund, Inc. Stance Equity ESG Large Cap Core ETF, Series of The RBB Fund, Inc. YCG Funds
9.	DriveWealth Power Saver ETF, Series of The RBB Fund, Inc.
10.	DriveWealth Steady Saver ETF, Series of The RBB Fund, Inc.
11.	YieldX Diversified Income ETF, Series of The RBB Fund, Inc.

(b)(1)	The following are the Officers and Manager of Quasar, one of the Registrant’s underwriters. Quasar’s main business address is 111 East Kilbourn Ave., Suite 2200, Milwaukee, Wisconsin 53202.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 East Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(b)(2)	The following are the Officers and Manager of Foreside Funds Distributors LLC, one of the Registrant’s underwriters. Foreside Funds Distributors LLC’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(b)(3)	The following are the Officers of Vigilant Distributors, LLC, one of the Registrant’s underwriters. Vigilant Distributors, LLC’s main business address is Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317.

Name	Address	Position with Underwriter	Position with Registrant
Patrick Chism	Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317	Chief Executive Officer and Chief Compliance Officer	None
Gerald Scarpati	Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317	Chief Financial Officer and Principal Financial Officer	None

(c)	Not Applicable

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

(1)	Boston Partners Global Investors, Inc., One Beacon Street, Boston, Massachusetts 02108 (records relating to its function as investment adviser).

(2)	Matson Money, Inc. (formerly Abundance Technologies, Inc.), 5955 Deerfield Blvd., Mason, Ohio 45040 (records relating to its function as investment adviser).

(3)	Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010 (records relating to its function as investment adviser).

(4)	Abbey Capital Limited, 1-2 Cavendish Row, Dublin 1, Ireland (records relating to its function as investment adviser).

(5)	Altair Advisers LLC, 303 West Madison, Suite 600, Chicago, Illinois 60606 (records relating to its function as investment adviser).

(6)	Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209 (records relating to its function as investment adviser).

(7)	Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 275, Alexandria, Virginia 22314 (records relating to its function as investment adviser).

(8)	Orinda Asset Management, LLC, 3658 Mt. Diablo Boulevard, Suite 220, Lafayette, California 94549 (records relating to its function as investment adviser).

(9)	Red Gate Advisers, LLC, Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317 (records relating to its function as investment adviser).

(10)	Optima Asset Management LLC, 10 East 53rd Street, New York, New York 10022 (records relating to its function as investment adviser).

(11)	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

(12)	U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

(13)	Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (records relating to its function as underwriter).

(14)	Foreside Funds Distributors LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312 (records related to its function as underwriter).

(15)	Vigilant Distributors, LLC, Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317 (records relating to its function as underwriter).

Item 34.	MANAGEMENT SERVICES

None.

Item 35.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chadds Ford, and Commonwealth of Pennsylvania on December 10, 2021.

THE RBB FUND, INC.

By:	/s/ Salvatore Faia
Salvatore Faia
President

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Salvatore Faia	President (Principal Executive Officer) and Chief Compliance Officer	December 10, 2021
Salvatore Faia

/s/ James G. Shaw	Treasurer (Chief Financial	December 10, 2021
James G. Shaw	Officer) and Secretary

*Julian A. Brodsky	Director	December 10, 2021
Julian A. Brodsky

*Gregory P. Chandler	Director	December 10, 2021
Gregory P. Chandler

*Lisa A. Dolly	Director	December 10, 2021
Lisa A. Dolly

*Nicholas A. Giordano	Director	December 10, 2021
Nicholas A. Giordano

*Arnold M. Reichman	Director	December 10, 2021
Arnold M. Reichman

*Robert Sablowsky	Director	December 10, 2021
Robert Sablowsky

*Brian T. Shea	Director	December 10, 2021
Brian T. Shea

*Robert Straniere	Director	December 10, 2021
Robert Straniere

*By:	/s/ Salvatore Faia
Salvatore Faia
Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 24, 2021

/s/ Julian A. Brodsky

Julian A. Brodsky

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 24, 2021

/s/ Gregory P. Chandler

Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Lisa Dolly, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 24, 2021

/s/ Lisa Dolly

Lisa Dolly

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 29, 2021

/s/ Nicholas A. Giordano

Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	December 8, 2021

/s/ Arnold M. Reichman

Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 24, 2021

/s/ Robert Sablowsky

Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Brian T. Shea, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 29, 2021

/s/ Brian T. Shea

Brian T. Shea

THE RBB FUND, INC.

(the “Company”)

PENN CAPITAL FUNDS TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert A. Straniere, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 29, 2021

/s/ Robert Straniere

Robert Straniere

PEA 285/290

EXHIBIT	DESCRIPTION
(a)(112)	Articles Supplementary of Registrant (Motley Fool Global Opportunities ETF, Motley Fool Mid-Cap Growth ETF, Motley Fool Next Index ETF, Motley Fool Capital Efficiency 100 Index ETF, WPG Partners Select Small Cap Value Fund and Boston Partners Global Sustainability Fund)
(i)(1)	Consent of Counsel
(i)(2)	Opinion of Counsel
(l)(41)	Form of Purchase Agreement (Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF) between Registrant and Motley Fool Asset Management, LLC